CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FUND AGREEMENT

This Agreement dated as of the 1ST day of July, 2003 is made by and among Nationwide Financial Services, Inc., on behalf of its subsidiaries listed on Exhibit A (collectively “Nationwide”), and the current and any future Nationwide separate accounts (“Variable Accounts”) and the Nationwide trust accounts (“Trust Accounts”), and Wells Fargo Funds Management, LLC (“Adviser”), and Wells Fargo Funds Trust (the “Trust”) (the Adviser and the Trust collectively hereafter referred to as the “Wells Fargo Companies”).

RECITALS

WHEREAS, Nationwide, through its subsidiary Nationwide Trust Company, FSB, provides administrative and/or record keeping services to various retirement plans which meet the definition of retirement plans under Section 401, 403 and 457 of the Internal Revenue Code (the “Code”) as well as other employer-sponsored retirement or investment plans (collectively, “Plans”); and

WHEREAS, the Trust is an open-end investment company registered under the Investment Company Act of 1940 (the “1940 Act”); and

WHEREAS, the Adviser serves as the investment adviser to the portfolios of the Trust listed on Exhibit B, as it may be amended from time to time by mutual agreement of the parties; and

WHEREAS, Nationwide and the Wells Fargo Companies mutually desire the inclusion of the Funds as investment options in the variable group annuity products (collectively, “Variable Products”) offered by Nationwide as funding vehicles to Plans; and

WHEREAS, Nationwide and the Wells Fargo Companies mutually desire the inclusion of the Funds as investment options in Trust Accounts offered by Nationwide as funding vehicles to Plans; and

WHEREAS, the Variable Products and Trust Accounts provide that the net amounts received by Nationwide be invested in mutual funds, including the Funds, and whereas the Variable Products and Trust Accounts provide for withdrawal of mutual fund shares, including the Funds, on behalf of Plans and their participants; and

WHEREAS, the selection of investment options with respect to any Fund is made by Plan participants or the Plan’s selected fiduciary and such participants and/or selected fiduciary may reallocate their investments among the investment options in accordance with the terms of the Plans; and

NOW THEREFORE, Nationwide and the Wells Fargo Companies, in consideration of the undertaking described herein, agree that the Funds will be available as investment options in the Variable Products and/or Trust Accounts offered by Nationwide, subject to the following:

REPRESENTATIONS

REPRESENTATIONS BY NATIONWIDE

Nationwide Financial Services, Inc. represents that it is a holding company duly organized and in good standing under applicable state law. Nationwide represents that its subsidiaries have been duly organized and are in good standing under applicable state law and with applicable regulatory bodies.

Nationwide represents that its life insurance company subsidiaries have validly established all separate accounts under applicable state law. Nationwide represents that the Variable Accounts are exempt from registration under 1940 Act pursuant to Section 3(c)(11) and the variable annuity contracts are exempt from registration pursuant to Section 3(a)(2) of the Securities Act of 1933.

REPRESENTATIONS BY THE WELLS FARGO COMPANIES

The Adviser represents that it is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and will remain duly registered under all applicable federal and state securities laws and that it will perform its obligations for the Fund in accordance with any applicable state and federal securities laws.

The Trust represents that it is registered as an open-end management investment company under the 1940 Act; and will maintain its registration as an investment company under the 1940 Act. The Trust further represents that the shares of each Fund are registered under the Securities Act of 1933, as amended (the “1933 Act”) and are duly authorized for issuance and sold in compliance with the 1933 Act and all other applicable federal and state securities laws.

The Trust shall take all such actions as are necessary to permit the sale of its shares to the Variable Accounts or to Trust Accounts, including registering Fund shares sold under the terms of this Agreement, as required, under the 1933 Act. The Trust will amend the registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of Fund shares. The Trust will register and qualify Fund shares for sale in all states where applicable and will promptly notify Nationwide if any shares are not qualified in a particular state.

The Trust represents that the Funds are currently qualified as regulated investment companies under Subchapter M of the Code, and that the Trust shall make every effort to maintain such qualification. The Trust shall promptly notify Nationwide upon having a reasonable basis for believing that the Funds have ceased to so qualify, or that they may not qualify as such in the future.

TRADING

Subject to the terms and conditions of this Agreement, Nationwide shall be appointed to, and agrees to act, as a limited agent of the Trust for the sole and limited purpose of receiving instructions from duly authorized parties for the purchase and redemption of Fund shares prior to the close of regular trading each Business Day. A “Business Day” shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value as set forth in the Fund’s most recent prospectus and Statement of Additional Information. Except as particularly stated in this paragraph, Nationwide shall have no authority to act on behalf of the Trust or to incur any cost or liability on its behalf. The parties hereto agree to follow any written guidelines or standards relating to the sale or distribution of the shares as may be provided in the provisions outlined in Exhibit D, as well as to follow any applicable federal and/or state securities laws, rules or regulations.

VOTING

Variable Products

For so long as and to the extent that pass-through voting privileges exist for Variable Products, Nationwide shall distribute all proxy material furnished by the Trust or its designated agent (provided that such material is received by Nationwide or its designated agent at least 10 Business Days prior to the date scheduled for mailing to the Plan’s selected fiduciary or authorized representative) and shall vote Fund shares in accordance with instructions received from the Plan’s selected fiduciary or authorized representative on behalf of participants who have interests in such Fund shares.

Nationwide shall vote the Fund shares for which no instructions have been received in the same proportion as Fund shares for which said instructions have been received from the Plan’s selected fiduciary or authorized representative, provided that such proportional voting is not prohibited by a Plan’s qualified retirement plan document, if applicable. Nationwide and its agents will in no way recommend an action in connection with or oppose or interfere with the solicitation of proxies in the Fund shares.

Trust Accounts

Nationwide shall distribute all proxy material furnished by the Trust or its agent to the Plan for shares of Funds held in Trust Accounts or to the Plans’ selected fiduciary or authorized representative for voting instructions (provided that such material is received by Nationwide or its designated agent at least 10 Business Days prior to the date scheduled for mailing to the Plan’s representative). The Plan’s selected fiduciary or authorized representative shall instruct Nationwide to vote, on behalf of the Plan and it participants who have interests in such Fund Shares and in accordance with the instructions provided by the Plan, all proxies that are returned by the Plan’s selected fiduciary or authorized representative and to abstain from voting proxies that are not returned by the Plan’s selected fiduciary or authorized representative. Nationwide and its agents will in no way recommend an action in connection with or oppose or interfere with the solicitation of proxies in the Fund shares.

DOCUMENTS AND OTHER MATERIALS

DOCUMENTS PROVIDED BY NATIONWIDE

If Nationwide collects and retains information on the participant level, then Nationwide agrees to provide the Trust, upon written request, any reports indicating the number of Plan participants having interests in the Variable Products corresponding to a Variable Account’s acquisition of Fund shares and any Plan or Plan participants having interests in the Trust Accounts; acquisition of Fund shares and such other information (including books and records) that the Trust may reasonably request or as may be necessary or advisable to enable it to comply with any law, regulation or order.

DOCUMENTS PROVIDED BY THE TRUST

Within five (5) Business Days after the end of each calendar month, the Trust or its agent shall provide Nationwide, or its designee, a monthly statement of account, which shall confirm all transactions made during that particular month.

The Trust or its agent shall promptly provide Nationwide with a reasonable quantity (in light of the number of existing Plans or Plan participants) of the Funds’ prospectuses, Statements of Additional Information and any supplements thereto.

EXPENSES

All expenses incident to the performance by Nationwide under this Agreement shall be paid by Nationwide. Likewise, all expenses incident to the performance by a Fund under this Agreement shall be paid by the Adviser and/or the Fund.

Nationwide is responsible for the expenses and the costs of having the Variable Products approved by state insurance authorities in the applicable jurisdictions.

The Trust is responsible for the expenses of the cost of registration of the Funds’ shares, the preparation of the Funds’ prospectuses, statements of additional information, proxy materials, reports and the preparation of other related statements and notices required by law (“Fund Materials”) for distribution in reasonable quantities except as otherwise mutually agreed upon by the parties to the Agreement.

Nationwide is responsible for distributing Fund prospectuses to its existing Plans or such Plans’ authorized representatives. The Trust will pay the lesser of:

(a) The cost to print individual fund prospectuses; or

(b) The Trust’s portion of the total printing costs if Nationwide does not use individual prospectuses, but reprints fund prospectuses in another format.

(c) The Trust’s portion of the total reproduction costs if Nationwide does not use individual printed prospectuses, but reproduces the prospectuses in another allowable and appropriate medium (i.e. CD Rom or computer diskette) which is mutually agreed upon by both Nationwide and the Trust and subject to reasonable costs.

SALES LITERATURE

Nationwide and its agents shall make no representations about the Trust or the Adviser except those contained in publicly available documents or other documents produced by the Trust (or an entity on its behalf). Nationwide agrees to allow a reasonable period of time for the Trust or its agent to review sales literature, which discusses the Funds. Upon reasonable request, Nationwide agrees to furnish draft copies to the Trust or its agent, upon reasonable request, and allow a reasonable period of time for the review of such material prior to use and prior to the submission of such material to any applicable regulatory entity. The Trust must either provide comments within a reasonable period of time or affirmatively decline to provide comments. Failure to provide comments or affirmatively decline to provide comments within a reasonable period of time shall constitute acceptance of such sales literature.

The Wells Fargo Companies and their agents shall make no representations about Nationwide except those contained in publicly available documents or other documents produced by Nationwide (or an entity on its behalf). The Trust agrees to allow a reasonable period of time for Nationwide to review sales literature relating to the Funds, which discuss the Variable Products or Trust Accounts. Upon reasonable request, the Trust or its agent agrees to furnish draft copies to Nationwide and allow a reasonable period of time for the review of such material prior to use and prior to the submission of such material to any applicable regulatory entity. Nationwide must either provide comments within a reasonable period of time or affirmatively decline to provide comments. Failure to provide comments or affirmatively decline to provide comments within a reasonable period of time shall constitute acceptance of such sales literature.

PRIVACY AND CONFIDENTIALITY INFORMATION

For purposes of this Section, “Customer Information” means non-public personally identifiable information as defined in the Gramm-Leach-Bliley Act and the rules and regulations promulgated thereunder, and each party agrees not to use, disclose or distribute to others any such information except as necessary to perform the terms of this Agreement and each party agrees to comply with all applicable provisions of the Gramm-Leach-Bliley Act.

For purposes of this Section and the next, “Confidential Information” means any data or information regarding proprietary or confidential information concerning each of the parties. Confidential Information does not include information that (a) was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of the receiving party (“Receiving Party”) or by violation of this Agreement; (b) was lawfully received by the Receiving Party from a third party free of any obligation of confidence of such third party; (c) was already in the possession of the Receiving Party prior to receipt thereof directly or indirectly from the disclosing party

(“Disclosing Party”); (d) is required to be disclosed pursuant to applicable laws, regulatory or legal process, subpoena or court order; or, (e) is subsequently and independently developed by employees, consultants or agents of the Receiving Party without reference to or use of the Confidential Information disclosed under this Agreement. Each of the parties warrants to the other that it shall not disclose to any person any Confidential Information which it may acquire in the performance of this Agreement; nor shall it use such Confidential Information for any purposes other than to fulfill its contractual obligations under this Agreement and it will maintain the other party’s Customer and Confidential Information with reasonable care, which shall not be less than the degree of care it would use for its own such information.

In the event Confidential Information includes Customer Information, the Customer Information clause controls.

SECURITY

The parties will maintain and enforce safety and physical security procedures with respect to its access and maintenance of Confidential Information that (a) are at least equal to industry standards for such types of locations, (b) are in accordance with reasonable policies in these regards, and (c) provide reasonably appropriate technical and organizational safeguards against accidental or unlawful destruction, loss, alteration or unauthorized disclosure or access of Confidential Information under this Agreement.

Without limiting the generality of the foregoing, each party will take all reasonable measures to secure and defend its location and equipment against “hackers” and others who may seek, without authorization, to modify or access its Systems or the information found therein. The parties will periodically test its Systems for potential areas where security could be breached, and will report to the other parties immediately any breaches of security or unauthorized access to its Systems that it detects or becomes aware of. The parties will use diligent efforts to remedy such breach of security or unauthorized access in a timely manner.

All Confidential Information must be stored in a physically and logically secure environment that protects it from unauthorized access, modification, theft, misuse and destruction. In addition to the general standards set forth above, the parties will maintain an adequate level of physical security controls over its facility including, but not limited to, appropriate alarm systems, fire suppression, and access controls (including off-hour controls) which may include visitor access procedures, security guard force, video surveillance, and staff egress searches. Further, each party will maintain an adequate level of data security controls, including, but not limited to, logical access controls including user sign-on identification and authentication, data access controls (e.g., password protection of applications, data files and libraries), accountability tracking, antivirus software, secured printers, restricted download to disk capability and provision for System backup.

INDEMNIFICATION

INDEMNIFICATION BY NATIONWIDE

(a)

Nationwide agrees to indemnify and hold harmless the Adviser, the Trust, the Funds and each of their Directors, Trustees, officers, employees and agents, and any affiliated person of the Adviser, Trust or Fund within the meaning of Section 2(a)(3) of the 1940 Act (collectively, the “Indemnified Parties” for purposes of this Section) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Nationwide) or litigation expenses (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses are related to the sale or acquisition of the Fund’s shares, the Trust Accounts or the Variable Products issued by Nationwide and:

(i) Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus (which shall include the portions of any offering memoranda that contain information regarding the Adviser, the Trust or a Fund) for the Variable Products issued by Nationwide or sales literature or other promotional material for such Variable Products or Trust Accounts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Nationwide by or on behalf of the Fund for use in the registration statement or prospectus for the Variable Products issued by Nationwide or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of such Variable Products, Trust Accounts or Fund shares; or

(ii) arise out of or as a result of any untrue statement or misrepresentation (other than misstatements or misrepresentations contained in the registration statement, prospectus or sales literature or other promotional material of the Fund not developed by Nationwide or persons under its control) or wrongful conduct of Nationwide or any of its affiliates, employees or agents with respect to the sale or distribution of the Variable Products issued by Nationwide, the Trust Accounts or the Fund shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature or other promotional material of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished by or on behalf of Nationwide; or

(iv) arise out of or result from any material breach of any representation and/or warranty made by Nationwide in this Agreement or arise out of or result from any other material breach of this Agreement by Nationwide;

except to the extent provided in Sections (b) and (c) below.

(b)

Nationwide shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Indemnified Party’s duties or by reason of the Indemnified Party’s reckless disregard of obligations or duties under this Agreement.

(c)

Nationwide shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Party shall have notified Nationwide in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Party shall have received notice of such service on any designated agent).

(d)

In case any such action is brought against the Indemnified Parties, Nationwide shall be entitled to participate, at its own expense, in the defense of such action. Nationwide shall also be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from Nationwide to such party of Nationwide’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and Nationwide will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. If Nationwide assumes the defense or representation of an Indemnified Party, Nationwide shall not consent or agree to any settlement without the prior approval of the Indemnified Party.

INDEMNIFICATION BY THE TRUST

(a)

The Trust agrees to indemnify and hold harmless Nationwide, Nationwide’s affiliated principal underwriter of the Variable Products, Nationwide’s trust company and each of their Directors, Officers, employees, and agents, and any affiliated person of Nationwide within the meaning of Section 2(a)(3) of the 1940 Act (collectively, the “Indemnified Parties” for purposes of this Section) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust or litigation expenses (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses are related to the sale or acquisition of the Fund’s shares, the Trust Accounts or the Variable Products issued by Nationwide and:

(i)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Trust or the Fund or the designee of either by or on behalf of Nationwide for use in the registration statement or prospectus for the Fund or in sales literature or other promotional material (or any amendment or supplement) or otherwise for use in the registration statement or prospectus for the Fund or in sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Products issued by Nationwide, the Trust Accounts or Fund shares; or

(ii)

arise out of or as a result of any untrue statement or misrepresentations (other than misstatements or misrepresentations contained in the registration statement, prospectus or sales literature or other promotional material for the Variable Products or Trust Accounts not developed by the Trust or any employees or agents thereof) or wrongful conduct of the Trust, or the affiliates, employees, or agents of the Trust with respect to the sale or distribution of the Variable Products issued by Nationwide, the Trust Accounts or Fund shares; or

(iii)

arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature or other promotional material covering the Trust Accounts or the Variable Products issued by Nationwide, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Nationwide by or on behalf of the Fund; or

(iv) arise out of or result from any material breach of any representation and/or warranty made by the Trust or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

except to the extent provided in Sections (b) and (c) hereof

(b)

The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Indemnified Party’s duties or by reason of the Indemnified Party’s reckless disregard of obligations or duties under this Agreement.

(c)

The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Party shall have received notice of such service on any designated agent).

(d)

In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at is own expense, in the defense thereof. The Trust shall also be entitled to assume the defense of such action, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expense subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. If the Trust assumes the defense or representation of an Indemnified Party, the Trust shall not consent or agree to any settlement without the prior approval of the Indemnified Party.

APPLICABLE LAW

This Agreement shall be construed in accordance with the laws of the State of Ohio.

This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts and the rules and regulations thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.

TERMINATION

This Agreement shall terminate as to the availability of shares of a Fund (if specified) or all the Funds:

(a) at the option of Nationwide, the Adviser or the Trust upon at least 60 days advance written notice to the other parties;

(b) at any time upon the Trust’s election, if the Trust determines that liquidation of the Funds is in the best interest of the Funds or their beneficial owners. Reasonable advance notice of election to liquidate shall be provided to Nationwide in order to permit the substitution of Fund shares, if necessary, with shares of another investment company pursuant to the 1940 Act and other applicable securities regulations;

(c) at the option of Nationwide, if Fund shares are not reasonably available to meet the requirements of the Variable Products or the Trust Accounts as determined by Nationwide. Reasonable advance notice of election to terminate (and time to cure) shall be furnished by Nationwide;

(d) if the applicable annuity contracts are not treated as annuity contracts by applicable regulatory entities or under applicable rules and regulations;

(e) if the Variable Accounts are not deemed “segregated asset accounts” by the applicable regulatory entities or under applicable rules and regulations;

(f) at the option of Nationwide or the Trust, upon institution of relevant formal proceedings against the broker-dealer(s) marketing the Variable Products, the Variable Accounts, Nationwide or the Funds by the NASD, the IRS, the Department of Labor, the SEC, state insurance departments or any other regulatory body;

(g) upon assignment of this Agreement unless such assignment is made with the written consent of each party and in accordance with applicable law;

(h) in the event Fund shares or the Variable Products or Trust Accounts are not registered, issued or sold pursuant to federal law and state securities laws, or such laws preclude the use of Fund shares as an underlying investment medium of the Variable Products or Trust Accounts issued or to be issued by Nationwide. Prompt written notice shall be given by either party to the other in the event the conditions of this provision occur;

Notwithstanding any of the foregoing provisions of this section (“Termination”), this Agreement and all related agreements shall remain in force and in effect for so long as allocations to any or all of the Variable Accounts and/or Trust Accounts remain invested in Fund shares.

NOTICE

Each notice required by this Agreement shall be given in writing to:

Nationwide Financial Services, Inc.

Three Nationwide Plaza, 3-23-K2

Columbus, Ohio 43215

Attention: Product Director-Pensions

With a Copy to:

Nationwide Financial

One Nationwide Plaza, 1-12-04

Columbus, Ohio 43215

Attention: Vice President- Investment and Advisory Services

If to the Trust:

Wells Fargo Funds Trust

525 Market Street, 12th Floor

San Francisco, CA 94105

Attn: C. David Messman, Secretary

If to the Adviser:

Wells Fargo Funds Management

525 Market Street, 12th Floor

San Francisco, CA 94105

Attention:       Joseph Sinha

 National Accounts Manager

Any party may change its address by notifying the other party(ies) in writing.

ASSIGNMENT

This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that neither this Agreement nor any rights, privileges, duties or obligations of the parties may be assigned by any party without the written consent of the other parties or as expressly contemplated by this Agreement.

ENFORCEABILITY

If any portion of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

REMEDIES NOT EXCLUSIVE

The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

TRADEMARKS

Except to the extent required by applicable law, no party shall use any other party’s names, logos, trademarks or service marks, whether registered or unregistered, without the prior consent of the other party.

SURVIVABILITY

Sections “Representations,” “Privacy and Confidentiality Information,” “Security,” “Indemnification,” and “Trademarks” hereof shall survive termination of this Agreement. In addition, all provisions of this Agreement shall survive termination of this Agreement in the event that any Variable Accounts or Trust Accounts are invested in a Fund at the time the termination becomes effective and shall survive for so long as such Variable Accounts and/or Trust Accounts remain so invested.

NON-EXCLUSIVITY

Each of the parties acknowledges and agrees that this Agreement and the arrangements described in this Agreement are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

PARTNERSHIPS/JOINT VENTURES

Nothing in this Agreement shall be deemed to create a partnership or joint venture by and among the parties hereto.

AMENDMENTS TO THIS AGREEMENT

This Agreement may not be amended or modified except by a written amendment, which includes any amendments to the Exhibits, executed by all parties to the Agreement.

EXECUTION

Each party hereby represents and warrants to the other that the persons executing this Agreement on its behalf are duly authorized and empowered to execute and deliver the Agreement and that the Agreement constitutes a legal, valid and binding obligation, and is enforceable in accordance with its terms. Except as particularly set forth herein, neither party assumes any responsibility hereunder and will not be liable to the other for any damages, loss of data, delay or any other loss whatsoever caused by events beyond its control.

This Agreement may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Exhibit A

Subsidiary Life Insurance Companies

Nationwide Life Insurance Company

Other Subsidiaries and Affiliates

Nationwide Trust Company, FSB

Nationwide Investment Services Corporation

EXHIBIT B

FUNDS

All current and future funds available for sale through the distribution channel, including but not limited to any funds listed below.

Fund:	Class	Cussip	Ticker	Effective Date

Wells Fargo Growth Balanced Fund	A	94975G397	WFGBX	4/30/89

Wells Fargo Large Company Growth Fund	A	94975G595	NVLAX	12/31/82

Wells Fargo Small Company Value Fund	A	94975P884	SCVAX	6/1/97

Wells Fargo Montgomery Total Return Bond Fund	A	94975J631	MBFAX	8/1/90

Wells Fargo Montgomery Short Duration Government Bond Fund	A	94975J573	MSDAX	12/18/92

EXHIBIT C

Administrative Services and Fees

1.

In consideration for the Services (as described below) to be provided by Nationwide to the Variable Products and Trust Accounts pursuant to this Agreement, the Wells Fargo Companies will calculate and pay Nationwide a fee (“Service Fee”) at an annualized rate equal to the rates shown below of the average daily net assets of each Fund held by the Variable Accounts and Trust Accounts during the period in which they were earned (such fee is described below). Notwithstanding anything to the contrary, the Trust shall not be obligated to pay any fee that would exceed the maximum amounts payable under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD Rules”). Nationwide agrees that the Adviser will be solely responsible for any fee in excess of the maximum amounts payable under the NASD Rules.

2.

The Service Fees will be paid to Nationwide as soon as practicable, but no later than 30 days after the end of the period in which they were earned. The Service Fees will be paid on a quarterly or monthly basis.

3.

If participant-level information is gathered and retained by Nationwide and there is an arrangement to pay per-participant fees, then no later than 10 days after the end of the period in which Service Fees are earned, Nationwide will send a statement to the Trust or its agent indicating the number of Plan participants in the Variable Accounts and Trust Accounts, and the average account size of such accounts. The average account size shall be calculated by dividing the average daily net assets, calculated as provided herein, by the number of Plan participants in the Variable Accounts and Trust Accounts.

4.

Nationwide and the Wells Fargo Companies agree that the Service Fee described in this Agreement is for administrative services only and does not constitute payment in any manner for investment advisory services or the cost of distribution of the Funds.

5.

The parties agree that a Service Fee will be paid to Nationwide according to this Agreement with respect to each Fund as long as shares of such Fund are held by the Variable Accounts or Trust Accounts. This provision will survive termination of this Agreement.

6.

The Wells Fargo Companies recognize that Nationwide incurs certain expenses relating to offering Funds in the Trust Accounts. If the Trust has Funds participating in the Trust Accounts, the Adviser agrees to pay a $1,500 set up fee, per Fund. Nationwide will invoice the Adviser for this fee.

Services Provided by Nationwide

Pursuant to the Agreement, Nationwide may perform administrative and shareholder services with respect to the Variable Products and Trust Accounts, including but not limited to, the following:

1.

Under some circumstances, maintaining separate records for each participant, which shall reflect the Fund shares purchased and redeemed and Fund share balances of such participants and the Plan. Nationwide will maintain a single master account with each Fund on behalf of each Plan and such account shall be in the name of Nationwide (or its designee) as record owner of shares owned by Plan participants.

2.	Disbursing or crediting to Plans and Plan participants all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds.

3.

Preparing and transmitting to each Plan, through its authorized representative, as required by law, periodic statements showing the total number of shares owned by participants as of the statement closing date, purchases and redemptions of Fund shares by the participants during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Fund shares), and such other information as may be required, from time to time, by a Plan.

4.	Supporting and responding to service inquiries from a Plan.

5.

Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the Services for each Plan. Records created by Nationwide in connection with its activities hereunder are the sole property of Nationwide, unless they are required to be maintained under the 1940 Act. Records required to be maintained under the 1940 Act shall be deemed to be records of the Trust, and will be preserved, maintained, and made available in accordance with the 1940 Act and rules thereunder. Copies, or if required originals, of such records will be surrendered promptly to the Trust, a Fund or its agents (or independent accountants), or government regulators upon request.

6.	Generating written confirmations and quarterly statements to each Plan, through its authorized representative.

7.

Distributing to each Plan, through its authorized representative, to the extent required by applicable law, Funds’ prospectuses, proxy materials, periodic fund reports to shareholders and other materials that the Funds are required by law or otherwise to provide to their shareholders or prospective shareholders

8.	Transmitting purchase and redemption orders to the Funds on behalf of the Plan.

Fund	Fee Paid by Fund	Fee Paid by Adviser	Total Fee

Wells Fargo Growth Balanced Fund	[**]	[**]	[**]

Wells Fargo Large Company Growth Fund	[**]	[**]	[**]

Wells Fargo Small Company Value Fund	[**]	[**]	[**]

Wells Fargo Montgomery Total Return Bond Fund	[**]	[**]	[**]

Wells Fargo Montgomery Short Duration Government Bond Fund	[**]	[**]	[**]

EXHIBIT D

FUND/SERV PROCESSING PROCEDURES

AND

MANUAL PROCESSING PROCEDURES

The purchase, redemption and settlement of shares of a Fund (“Shares”) will normally follow the Fund/SERV-Defined Contribution Clearance and Settlement Service (“DCCS”) Processing Procedures below and the rules and procedures of the SCC Division of the National Securities Clearing Corporation (“NSCC”) shall govern the purchase, redemption and settlement of Shares of the Funds through NSCC by Nationwide. In the event of equipment failure or technical malfunctions or the parties’ inability to otherwise perform transactions pursuant to the FUND/SERV Processing Procedures, or the parties’ mutual consent to use manual processing, the Manual Processing Procedures below will apply.

It is understood and agreed that, in the context of Section 22 of the Investment Company Act of 1940 (the “1940 Act”) and the rules and public interpretations thereunder by the staff of the Securities and Exchange Commission, receipt by Nationwide of any Instructions from the Plan participant prior to the Close of Trade on any Business Day shall be deemed to be receipt by the Funds of such Instructions solely for pricing purposes and shall cause purchases and sales to be deemed to occur at the Share Price for such Business Day, except as provided in 4(c) of the Manual Processing Procedures. Each Instruction shall be deemed to be accompanied by a representation by Nationwide that it has received proper authorization from each Plan participant whose purchase, redemption, account transfer or exchange transaction is effected as a result of such Instruction.

Fund/SERV-DCCS Processing Procedures

1.

On each business day that the New York Stock Exchange (the “Exchange”) is open for business on which the Funds determine their net asset values (“Business Day”), the Trust or its agent shall accept, and effect changes in its records upon receipt of purchase, redemption, exchanges, account transfers and registration instructions from Nationwide electronically through Fund/SERV (“Instructions”) without supporting documentation from the Plan participant. On each Business Day, the Trust or its agent shall accept for processing any Instructions from Nationwide and shall process such Instructions in a timely manner.

2.

The Trust or its agent shall perform any and all duties, functions, procedures and responsibilities assigned to it under this Agreement and as otherwise established by the NSCC. The Trust or its agent shall conduct each of the foregoing activities in a competent manner and in compliance with (a) all applicable laws, rules and regulations, including NSCC Fund/SERV-DCCS rules and procedures relating to Fund/SERV; (b) the then-current Prospectus of a Fund; and (c) any provision relating to Fund/SERV in any other agreement of the Trust or its agent that would affect its duties and obligations pursuant to this Agreement.

3.

Confirmed trades and any other information provided by the Trust or its agent to Nationwide through Fund/SERV and pursuant to this Agreement shall be accurate, complete, and in the format prescribed by the NSCC.

4.

Trade information provided by Nationwide to the Trust or its agent through Fund/SERV and pursuant to this Agreement shall be accurate, complete and, in the format prescribed by the NSCC. All Instructions by Nationwide regarding each Fund/SERV Account shall be true and correct and will have been duly authorized by the registered holder.

5.

For each Fund/SERV transaction, Nationwide shall provide the Funds and the Trust or its agent with all information necessary or appropriate to establish and maintain each Fund/SERV transaction (and any subsequent changes to such information), which Nationwide hereby certifies is and shall remain true and correct. Nationwide shall maintain documents required by the Funds to effect Fund/SERV transactions. Nationwide certifies that all Instructions delivered to the Trust or its agent on any Business Day shall have been received by Nationwide from the Plan participant by the close of trading (generally 4:00 p.m. Eastern Time (“ET”)) on the Exchange (the “Close of Trading”) on such Business Day and that any Instructions received by it after the Close of Trading on any given Business Day will be transmitted to the Trust or its agent on the next Business Day.

Manual Processing Procedures

1.

On each Business Day, Nationwide may receive Instructions from the Plan participant for the purchase or redemption of shares of the Funds based solely upon receipt of such Instructions prior to the Close of Trading on that Business Day. Instructions in good order received by Nationwide prior to the close of trading on any given Business Day (generally, 4:00 p.m. ET (the “Trade Date”) and transmitted to the Trust or its agent by no later than 8:30 a.m. ET the Business Day following the Trade Date (“Trade Date plus One” or “T+1”), will be executed at the NAV (“Share Price”) of each applicable Fund, determined as of the Close of Trading on the Trade Date.

2.

By no later than 6:30 p.m. ET on each Trade Date (“Price Communication Time”), the Trust or its agent will use its best efforts to communicate to Nationwide via electronic transmission acceptable to both parties, the Share Price of each applicable Fund, as well as dividend and capital gain information and, in the case of funds that credit a daily dividend, the daily accrual or interest rate factor, determined at the Close of Trading on that Trade Date.

3.

As noted in Paragraph 1 above, by 8:30 a.m. ET on T+1 (“Instruction Cutoff Time”) and after Nationwide has processed all approved transactions, Nationwide will transmit to the Trust or its agent via facsimile, telefax or electronic transmission or system-to-system, or by a method acceptable to Nationwide and the Trust or its agent, a report (the “Instruction Report”) detailing the Instructions that were received by Nationwide prior to the Funds’ daily determination of Share Price for each Fund (i.e., the Close of Trading) on Trade Date.

(a)	It is understood by the parties that all Instructions from the Plan participant shall be received and processed by Nationwide in accordance with its standard transaction processing procedures.

Nationwide or its designees shall maintain records sufficient to identify the date and time of receipt of all Plan participant transactions involving the Funds and shall make or cause to be made such records available upon reasonable request for examination by the Funds or its designated representative or, by appropriate governmental authorities. Under no circumstances shall Nationwide change, alter or modify any Instructions received by it in good order.

(b)

Following the completion of the transmission of any Instructions by Nationwide to the Trust or its agent by the Instruction Cutoff Time, Nationwide will verify that the Instruction was received by the Trust or its agent.

(c)

In the event that an Instruction transmitted by Nationwide on any Business Day is not received by the Trust or its agent by the Instruction Cutoff Time, due to mechanical difficulties or for any other reason beyond Nationwide’s reasonable control, such Instruction shall nonetheless be treated by the Trust or its agent as if it had been received by the Instruction Cutoff Time, provided that Nationwide retransmits such Instruction by facsimile transmission to the Trust or its agent and such Instruction is received by the Trust or its agent’s financial control representative no later than 8:30 a.m. ET on T+1. In addition, Nationwide will place a phone call to a financial control representative of the Trust or its agent prior to 8:30 a.m. ET on T+1 to advise the Trust or its agent that a facsimile transmission concerning the Instruction is being sent.

(d)	With respect to all Instructions, the Trust or its agent’s financial control representative will manually adjust a Fund’s records for the Trade Date to reflect any Instructions sent by Nationwide.

(e)

By no later than 4:00 p.m. on T+1, and based on the information transmitted to the Trust or its agent pursuant to Paragraph 3(c) above, Nationwide will use its best efforts to verify that all Instructions provided to the Trust or its agent on T+1 were accurately received and that the trades for each Account were accurately completed and Nationwide will use its best efforts to notify the Trust or its agent of any discrepancies.

4.

As set forth below, upon the timely receipt from Nationwide of the Instructions, the Fund will execute the purchase or redemption transactions (as the case may be) at the Share Price for each Fund computed as of the Close of Trading on the Trade Date.

(a)

Except as otherwise provided herein, all purchase and redemption transactions will settle on T+1. Settlements will be through net Federal Wire transfers to an account designated by a Fund. In the case of Instructions which constitute a net purchase order, settlement shall occur by Nationwide initiating a wire transfer by 1:00 p.m. ET on T+1 to the custodian for the Fund for receipt by the Funds’ custodian by no later than the Close of Business at the New York Federal Reserve Bank on T+1, causing the remittance of the requisite funds to the Trust or its agent to cover such net purchase order.

In the case of Instructions which constitute a net redemption order, Trust or its agent shall use its best efforts to remit the requisite funds to cover such net redemption order by Federal Funds Wire by 1:00 p.m. ET on T+1, provided that the Fund reserves the right to (i) delay settlement of redemptions for up to seven (7) Business Days after receiving a net redemption order in accordance with Section 22 of the 1940 Act and Rule 22c-1 thereunder, or (iii) suspend redemptions pursuant to the 1940 Act or as otherwise required by law. Settlements shall be in U.S. dollars.

(b)

Nationwide (and its Variable and Trust Accounts) shall be designated as record owner of each account (“Record Owner”) and Company shall provide Nationwide with all written confirmations required under federal and state securities laws.

(c)

On any Business Day when the Federal Reserve Wire Transfer System is closed, all communication and processing rules will be suspended for the settlement of Instructions. Instructions will be settled on the next Business Day on which the Federal Reserve Wire Transfer System is open. The original T+1 Settlement Date will not apply. Rather, for purposes of this Paragraph 4(c) only, the Settlement Date will be the date on which the Instruction settles.

(d)

Nationwide shall, upon receipt of any confirmation or statement concerning the accounts, verify the accuracy of the information contained therein against the information contained in Nationwide’s internal record-keeping system and shall promptly, advise the Trust or its agent in writing of any discrepancies between such information. The Trust or its agent and Nationwide shall cooperate to resolve any such discrepancies as soon as reasonably practicable.

Indemnification

In the event of any error or delay with respect to both the Fund/SERV Processing Procedures and the Manual Processing Procedures outlined in Exhibit C herein: (i) which is caused by the Funds or the Trust or its agent, the Trust or its agent shall make any adjustments on the Funds’ accounting system necessary to correct such error or delay and the responsible party or parties shall reimburse the Plan participant and Nationwide, as appropriate, for any losses or reasonable costs incurred directly as a result of the error or delay but specifically excluding any and all consequential punitive or other indirect damages or (ii) which is caused by Nationwide, the Trust or its agent shall make any adjustment on the Funds’ accounting system necessary to correct such error or delay and the affected party or parties shall be reimbursed by Nationwide for any losses or reasonable costs incurred directly as a result of the error or delay, but specifically excluding any and all consequential punitive or other indirect damages. In the event of any such adjustments on the Funds’ accounting system, Nationwide shall make the corresponding adjustments on its internal record-keeping system.

In the event that errors or delays with respect to the Procedures are contributed to by more than one party hereto, each party shall be responsible for that portion of the loss or reasonable cost which results from its error or delay. All parties agree to provide the other parties prompt notice of any errors or delays of the type referred to herein and to use reasonable efforts to take such action as may be appropriate to avoid or mitigate any such costs or losses.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO THE FUND AGREEMENT

THIS AMENDMENT, is dated as of the 26 day of July, 2004, by and between Nationwide Financial Services, Inc. (“Nationwide”), Wells Fargo Funds Trust (the “Trust”) and Wells Fargo Funds Management, LLC (“Funds Management”). Reference is hereby made to the agreement between the parties hereto dated July 1, 2003 (the “Agreement”). All capitalized terms used herein shall have the same meaning as ascribed to them in the Agreement.

WHEREAS, Nationwide and the Wells Fargo Companies entered into an Agreement with regard to certain Variable Accounts and Trust Accounts for which the Trust offers some of its Funds as investment options and for which Nationwide performs administrative and recordkeeping services;

WHEREAS, the parties hereto desire to amend said Agreement in the manner hereinafter set forth;

NOW THEREFORE, the parties hereto amend the Agreement in the following manner:

1. The following is hereby added to the existing Exhibit B to the Agreement: Prior to May 1, 2005:

Fund:	Class	Cusip	Ticker	Effective Date
Wells Fargo C&B Large Cap Value Fund	D	949753284	CBEQX	7/26/04
Wells Fargo C&B Mid Cap Value Fund	D	949753227	CBMDX	7/26/04

2. The following is hereby added to the existing Exhibit C to the Agreement:

Fund:	Fees Paid by		Fees Paid by Adviser		Total Fee
Wells Fargo C&B Large Cap Value Fund	[	**]	[	**]	[	**]
Wells Fargo C&B Mid Cap Value Fund	[	**]	[	**]	[	**]

3. After May 1, 2005, Class D shares of the C&B Large Cap Value Fund and C&B Mid Cap Value Fund (collectively, the “C&B Funds”) will not be made available by the Trust as a new investment option for any retirement plan serviced by Nationwide. Retirement plans that offered Class D shares of the C&B Funds as an investment option prior to May 1, 2005 may continue to trade in such shares without limitation.

The Agreement, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

WELLS FARGO FUNDS TRUST:		NATIONWIDE FINANCIAL SERVICES, LNC.:

By:	/s/ C. David Messman	By:	/s/ William G. Goslee
Name: C. David Messman			Name: William G. Goslee
Title:	Secretary		Title: Vice President

WELLS FARGO FUNDS MANAGEMENT, LLC

By:	/s/ Karla M. Rabusch
Name: Karla M. Rabusch
Title: President

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO FUND AGREEMENT

This Second Amendment to Fund Agreement (“Amendment”) is made as of April 19, 2006, by and between Nationwide Financial Services, Inc (“NFS” or “Nationwide”), Wells Fargo Funds Management, LLC (“Adviser”) and Wells Fargo Funds Trust (the “Trust”) (the Adviser and the Trust collectively referred to as the “Wells Fargo Companies”). Reference is made to the Fund Agreement made as of July 1, 2003 between Nationwide, Adviser and the Trust as amended by First Amendment to the Fund Agreement dated July 26, 2004 (the “Agreement”). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, Nationwide provides administrative and/or record keeping services to various Plans pursuant to the Agreement;

WHEREAS, the Funds are currently offered as investment options in Variable Products and Trust Accounts offered by Nationwide as funding vehicles to Plans pursuant to the Agreement;

WHEREAS, pursuant to a purchase agreement with Strong Financial Corporation, Wells Fargo & Company acquired certain of the asset management arrangements of Strong Capital Management, Inc., investment adviser to the Strong Funds;

WHEREAS, effective at the close of business on April 8, 2005, the Strong Funds were reorganized into the Wells Fargo Advantage Funds;

WHEREAS, Nationwide and the Wells Fargo Companies mutually desire that, upon execution of this Amendment, the hereinafter defined Strong Agreements will be of no further force and effect and will, to the extent applicable to retail funds, be completely superceded by the Agreement;

WHEREAS, the parties also desire to amend certain portions of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

1. Nationwide, on behalf of itself and Nationwide Investment Services Corporation (“NISC”), and the Wells Fargo Companies (including Wells Fargo Funds Distributor, LLC), hereby agree that the following agreements (collectively “Strong Agreements”) shall, upon execution of this Amendment, be of no further force and effect and shall, to the extent applicable to retail funds, be completely superceded by the Agreement:

Mutual Fund Distribution and Shareholder Services Agreement, dated December 13, 2002, between Strong Investments, Inc. and NISC; and

Fund Agreement, dated May 1, 2003, among Nationwide, Strong Investor Services, Inc. and Strong Investments, Inc

2. The following language shall supplement and be added following the last sentence under the section entitled “Trading”:

“The Funds have adopted policies designed to prevent frequent purchases and redemptions. These policies are disclosed in the Funds’ prospectuses and such policies as disclosed will be uniformly and consistently applied to all shareholders, unless otherwise disclosed in the Funds’ prospectuses.

Nationwide has policies and procedures in place to detect and deter short-term or disruptive trading practices. Nationwide’s policies and procedures include, but are not limited to, monitoring participant trading activity and imposing trade restrictions. The Wells Fargo Companies acknowledge that Nationwide shall apply its policies and procedures with regard to disruptive trading practices which may differ from those set forth in the Funds’ prospectuses. The Wells Fargo Companies acknowledge that, as of the date of this Amendment, Nationwide does not have the systems capabilities to adequately track and charge redemption fees and will not charge such fees until such time as Nationwide either has the systems capability to assess redemption fees or is legally required to do so pursuant to governing regulations.”

3. In order to reflect that certain of the Funds are investment options in registered product, the Agreement is hereby amended by amending and restating the second sentence of the second paragraph under the section of the Agreement titled Representations and the subtitle Representations By Nationwide as follows:

“Nationwide represents that the Variable Accounts are exempt from registration under the 1940 Act pursuant to Section 3c(11) and the variable annuity contracts are exempt from registration pursuant to Section 3(a)(2) of the Securities Act of 1933, except for Nationwide Variable Account which Nationwide represents is registered as a unit investment trust in Accordance with the 1940Act.

4. In order to reflect the additional Nationwide subsidiaries providing services hereunder and/or providing funding vehicles to Plans with the Funds as underlying investment options, Exhibit A to the Agreement shall be deleted in its entirety and the Exhibit A attached hereto shall be inserted in lieu thereof

5. The definition of the word “Funds” was inadvertently omitted from the Agreement. The Agreement is hereby amended by inserting the following after the words “Exhibit B” in the third paragraph of the Recitals: (“Funds”)

2

6. Exhibit B to the Agreement shall be deleted in its entirety and the Exhibit B attached hereto shall be inserted in lieu thereof.

7. The table set forth at the end of Exhibit C to the Agreement is hereby deleted in its entirety and the table under the heading Exhibit C Table attached hereto shall be inserted in lieu thereof. Other than the table, the rest of Exhibit C to the Agreement remains in force and effect as originally stated.

8. In order to provide for the inclusion of the Funds in the fee-based Advisory Services Program sponsored by NISC or another subsidiary of NFS licensed as an investment adviser with the Securities and Exchange Commission (“SEC”) (“Program Sponsor”), Nationwide, on behalf of NISC and Program Sponsor, and the Wells Fargo Companies agree that the Services, Fees and Trading Provisions applicable to funds included as investment vehicles in the Advisory Services Program are as set forth on Exhibit E, attached hereto and incorporated herein, is hereby added as a new Exhibit E to the Agreement.

9. Under the “NOTICE” provisions of the agreement, the notice address for Nationwide is hereby amended and restated in its entirety as follows:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 1-12-04

Columbus, Ohio 43215

Attention: Product Officer-Investment and Advisory Services

10. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect as stated therein.

11. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SIGNATURES ON FOLLOWING PAGE

REMAINDER OF PAGE INTENTIONALLY BLANK

3

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

By:	/s/ Karen R. Colvin
Name: Karen R. Colvin
Title: Officer

WELLS FARGO FUNDS MANAGEMENT, LLC “Adviser”

By:	/s/ Karla Rabusch
Name: Karla Rabusch
Title: President

WELLS FARGO FUNDS TRUST
“Trust”

By:	/s/ C David Messman
Name: C David Messman
Title: Secretary

4

EXHIBIT A

Subsidiary Life Insurance Companies

Nationwide Life Insurance Company

Other Subsidiaries

Nationwide Trust Company, FSB

Nationwide Investment Services Corporation

Any existing or subsequently formed subsidiary registered as an investment adviser with the SEC and serving as sponsor of the Advisory Services Program

Nationwide Retirement Solutions, Inc. and subsidiaries and affiliates

5

EXHIBIT B

All current and future funds available for sale through the distribution channel, including but not limited to any funds listed on Exhibit C.

6

EXHIBIT C TABLE

Fee	Class	Wells Fargo Advantage Funds—Name	Cusip	Ticker	Fund #	Comments
[**]	A	Asset Allocation Fund	94975H247	SFAAX	458
[**]	A	C&B Large Cap Value Fund	94975J326	CBEAX	1863
[**]	A	C&B Mid Cap Value Fund	94975J250	CBMAX	1857
[**]	A	Common Stock Fund	949915441	SCSAX	3301
[**]	A	Diversified Equity Fund	94975G108	N.V3AX	22
[**]	A	Emerging Markets Focus Fund (former WF Montgomery Emerging Markets Focus)	94975J680	MFFAX	936
[**]	A	Endeavor Large Cap Fund	949915664	STALX	3312
[**]	A	Endeavor Select Fund (former Strong Adv Select)	949915599	STAEX	3310
[**]	A	Equity Income Fund	94975G736	NVAEX	.65
[**]	A	Equity Index Fund	94975G884	SFCSX	31
[**]	A	Equity Value Fund (formerly WF Large Value)	94975J839	WLVAX	1090
[**]	A	Growth Balanced Fund	94975G397	WFGBX	117
[**]	A	Growth Equity Fund	94975G819	NVEAX	23
[**]	A	High Yield Bond Fund	94975J789	HYBAX	1805
[**]	A	Income Plus Fund	94975H791	STYAX -r59
[**]	A	Inflation-Protected Bond Fund	94975J730	IPBAX	1753
[**]	A	Intermediate Government Income Fund	94975H700	NVGAX	471
[**]	A	International Core Fund	94991517 •	WFIAX	3311
[**]	A	International Equity Fund	94975G678	SILAX	56
[**]	A	International Value Fund	[1]94975A762	WFFAX	1828
[**]	A	Large Cap Appreciation Fund	94975P108	WFAPX	1810
[**]	A	Large Company Core Fund	949915839	SLGAX	3300
[**]	A	Large Company Growth Fund	94975G595	NVLAX	327
[**]	A	Mid Cap Growth Fund (former WF Montgomery Mid Cap Growth)	94975J201	WFMCX	1698
[**]	A	Moderate Balanced Fund	94975J425	WFMAX	1854
[**]	A	National Limited-Term Tax-Free	[r]g4978j383	1NNLAX	1851
[**]	A	National Tax Free Fund	94975H536	NWTFX	480
[**]	A	Outlook 2010 Fund	94975G272	STNRX	702
[**]	A	Outlook 2020 Fund	94975G231	STTRX	703
[**]	A	Outlook 2030 Fund	94975G181	STHRX	704
[**]	A	Outlook 2040 Fund	94975G140	STFRX	705
[**]	A	Outlook Today Fund	94975G322	SIVVRX	701
[**]	A	Short Duration Government Bond Fund (former WF Montgomery Short Duration Govt Bond)	94975J573	MSDAX	932
[**]	A	Small Cap Growth Fund	94975J532	MNSCX	927
[**]	A	Small Cap Value Fund	949915326	SCVAX	3306
[**]	A	Small Company Growth Fund	94975J359	WFAAX	1848
[**]	A	Small Company Value Fund	94975P884	SCVAX	1815	Closed to new investors
[**]	A	Services) Specialized Financial Services Fund former WF SIFE Specialized Financial	94975J870	SIFEX	1818
[**]		Specialized Health Sciences Fund	94975J508	WFHAX	1801
[**]		Specialized Technology Fund	94975H148	WFSTX	1600
[**]		Stable Income Fund	94975H833	NVSAX	19

7

[**]	A	Strategic Income Fund	949917462	SASAX	3308
[**]	A	Total Return Bond Fund (former WF Montgomery Total Return Bond)	94975J631	MBFAX	940
[**]	A	U.S. Value Fund	949915706	WFUAX	3303
[**]	A	Ultra Short Duration Bond Fund (former Strong Short Duration)	949917694	STSDX	3302
[**]	Admin	Aggressive Allocation Fund (former WF Strategic Growth Allocation)	949756413	NWBEX	95
[**]	Admin	Asset Allocation Fund	949751-1213	WFAIX	461
[**]	Admin	C&B Large Cap Value Fund	94975J276	CBLLX	1867
[**]	Admin	C&B Mid Cap Value Fund	94975,1219	CBMIX	1861
[**]	Admin	Capital Growth Fund (former Strong Large Company Growth)	949915631	WFCDX	3603
[**]	Admin	Conservative Allocation Fund (former WF Strategic Income)	94975H767	NVCBX	89
[**]	Admin	Discovery Fund	949915359	WFCDX	3703
[**]	Admin	Diversified Bond Fund	94975H601	NVMFX	68
[**]	Admin	Diversified Equity Fund	94975G405	NVDEX	82
[**]	Admin	Diversified Small Cap Fund	949756801	NVDSX	96
[**]	Admin	Dividend Income Fund	949915854	WWIDX	3607
[**]	Admin	Emerging Markets Focus Fund (former WF Montgomery Emerging Markets Focus)	94975J656	MNEFX	939
[**]	Admin	Endeavor Select Fund	949915557	WFCDX	3702
[**]	Admin	Enterprise Fund	949915391	SEPKX	3612
[**]	Admin	Equity income Fund	949756694	NVIEX	485
[**]	Admin	Equity Value Fund (formerly WF Large Value)	94975J797	WLVIX	1093
[**]	Admin	Government Securities Fund	949917546	WGSDX	3708
[**]	Admin	Growth and Income Fund	949915763	SGIKX	3609
[**]	Admin	Growth Balanced Fund	94975G363	NVGBX	67
[**]	Admin	Growth Equity Fund	94975G777	NVGEX	83
[**]	Admin	Growth Fund	949915698	SGRKX	3608
[**]	Admin	Index Fund	94975G686	NVINX	88
[**]	Admin	Inflation-Protected Bond Fund	94975,1698	IPBIX	1756
[**]	Admin	Intermediate Government Income Fund	94975H874	NVGIX	474
[**]	Admin	International Core Fund	949915144	WFIDX	3700
[**]	Admin	International Equity Fund	94975G645	WFIEX	656
[**]	Admin	International Value Fund	949917108	WFVDX	3701
[**]	Admin	Large Cap Appreciation Fund	94975P702	WFAKX	1813
[**]	Admin	Large Company Core Fund	949915789	SLCKX	3605
[**]	Admin	Large Company Growth Fund	94975G561	NVLCX	87
[**]	Admin	Mid Cap Disciplined Fund	[i	WFMDX	3704	[illegible] 949915516
[**]	Admin	Moderate Balanced Fund	94975H106	NVMBX	66
[**]	Admin	Opportunity Fund	949915474	WOFDX	3606
[**]	Admin	Outlook 2010 Fund	949756249	WFLGX	259
[**]	Admin	Outlook 2020 Fund	949756199	WFLPX	260
[**]	Admin	Outlook 2030 Fund	94975G157	WFLIX	261
[**]	Admin	Outlook 2040 Fund	94975G116	WFLWX	262
[**]	Admin	Outlook Today Fund	94975G280	WFLOX	258
[**]	Admin	(former Short Duration Government Bond Fund WF Montgomery Short Duration Govt Bond)	94975J540	MNSGX	935

8

[**]		Admin	Small Cap Disciplined Fund (former Strong Small Company Value)	949915250	WFODX	3705
[**]		Admin	Small Cap Growth Fund	94975.1490	WMNIX	930
[**]		Admin	Small Cap Opportunities Fund	94975G488	NVSOX	84	Closed to new investors
[**]		Admin	Small Company Growth Fund	94975G447	NVSCX	86
[**]		Admin	Small Company Value Fund	94975P868	SCVIX	1817	Closed to new investors
[**]		Admin	Small/Mid Cap Value Fund	949915276	WWMDX	3706	—
[**]		Admin	Stable Income Fund	94975H817	NVSIX	79
[**]		Admin	Total Return Bond Fund (former WF Montgomery Total Return Bond)	94975J599	MNTRX	943
[**]		Admin	U.S. Value Fund	949915862	SEQKX	3610
[**]		Admin	Ultra Short-Term Income Fund	-949917710	‘WUSDX	3709
[**]		Adv	Corporate Bond Fund	949917470	SCBDX	3001
[**]		Adv	Enterprise Fund	‘949915375	SENAX	3018
[**]		Adv	Government Securities Fund	949917553	SGVDX	3004
[**]		Adv	Growth and Income Fund	949915748	SGNAX	3012
[**]		Adv	Growth Fund	949915672	SGRAX	3009
[**]		Adv	‘High Income Fund (former Strong High Yield Bond)	949917512	SHBAX	3014
[**]		Adv	Opportunity Fund	949915458	SOPVX	3002
[**]		Adv	Short-Term Bond Fund	949917637	SSTVX	3005
[**]		Adv	Short-Term High Yield Bond Fund	949917611	SSTHX	3017
[**]		Adv	Ultra Short-Term Income Fund	949917728	SADAX	3006
[**]		D	C&B Large Cap Value Fund	94975J284	CBEQX	1866
[**]		D	C&B Mid Cap Value Fund	94975J227	CBMDX	1860
[**]		I	C&B Large Cap Value Fund	94975J268	CBLSX	1868
[**]		I	C&B Mid Cap Value Fund	94975,1193	CBMSX	1862
[**]		I	Capital Growth Fund (New) (former Strong Large Company Growth)	949915615	WWCIX	3121
[**]		I	Corporate Bond Fund	949917496	SCBNX	3100
[**]		I	Endeavor Select Fund	949915565	VVFCIX	3124
[**]		I	Enterprise Fund	949915367	WFEIX	3118
[**]		I	Government Securities Fund	949917579	SGVIX	3101
[**]		I	Growth and Income Fund	949915771	SGNIX	3109
[**]		I	Growth Equity Fund	949915524	WGEIX	3136
[**]		I	Growth Fund	949915714	SGRNX	3105
[**]		I	High Income Fund (former Strong High Yield Bond)	949917538	SHYYX	3110
[**]		I	Institutional Emerging Markets Fund (former WF Montgomery Inst Emerging Markets)	94975J649	MIEMX	945
[**]	I		Large Company Growth Fund	949915607	WLCSX	706
[**]	I		Mid Cap Disciplined Fund	949915482	WFMIX	3138
[**]	I		Outlook 2010 Fund	949915201	WFOAX	708
[**]	I		Outlook 2020 Fund	949915300	WFOBX	709
[**]	I		Outlook 2030 Fund	949915409	WFOOX	710
[**]	I		Outlook 2040 Fund	949915508	WFOSX	711
[**]	I		Outlook Today Fund	949915102	WOTDX	707
[**]	I		Overseas Fund	949915193	WFIIX	3112
[**]	I		(former Bond) Short Duration Government Bond Fund WF Montgomery Short Duration Govt (New)	949917595	WSGIX	3145
[**]	I		Short-Term Bond Fund	949917652	SSHIX	3102

9

[**]	I	Small Cap Disciplined Fund (former Strong Small Company Value)	949915235	WFSSX	3143
[**]	I	Small Cap Growth Fund	949915219	WFSIX	3139
[**]	I	Total Return Bond Fund (former WF Montgomery Total Return Bond)	94975J581	MBFIX	944
[**]	I	Ultra Short-Term Income Fund	949917744	SADIX	3104
[**]	Inv	Asia Pacific Fund	949915136	SASPX	3225
[**]	Inv	Balanced Fund	949917306	STADX	3208
[**]	Inv	Capital Growth Fund (former Strong Large Company Growth)	949915623	SLGIX	3204
[**]	Inv	Corporate Bond Fund	949917488	STCBX	3210
[**]	Inv	Discovery Fund	949915342	STDIX	3217
[**]	Inv	Dividend Income Fund	949915847	SDVIX	3223
[**]	Inv	Enterprise Fund	949915383	SENTX	3251
[**]	Inv	Government Securities Fund	949917561	STVSX	3213
[**]	Inv	Growth and Income Fund	949915755	St4RIX	3232
[**]	Inv	Growth Fund	949915680	SGROX	3226
[**]	Inv	High Income Fund (former Strong High Yield Bond)	949917520	STHYX	3233
[**]	Inv	Index Fund	949915730	WFVEX	3278
[**]	Inv	Intermediate Tax-Free Fund	949917850	SIMBX	3269
[**]	Inv	Large Cap Growth Fund	949915532	STRFX	3209
[**]	Inv	LifeStage—Aggressive Portfolio	[1]949917405	SAGGX	3264
[**]	Inv	LifeStage—Conservative Portfolio	949917603	SCONX	3257
[**]	Inv	LifeStage—Moderate Portfolio	949917504	SMDPX	3263
[**]	Inv	Mid Cap Disciplined Fund	949915490	SMCPX	3255
[**]	Inv	Municipal Bond Fund	949917819	SXFIX	3215
[**]	Inv	Opportunity Fund	949915466	SOPFX	3212
[**]	Inv	Overseas Fund	949915185	SOVRX	3249
[**]	Inv	Short-Term Bond Fund	949917645	SSTBX	3216
[**]	Inv	Short-Term High Yield Bond Fund	949917629	STHBX	3242
[**]	Inv	Short-Term Municipal Bond Fund	949917868	STSMX	3220
[**]	Inv	Small Cap Disciplined Fund (former Strong Small Company Value)	949915243	SCOVX	3205
[**]	Inv	Small Mid Cap Value Fund	949915268	SMMVX	3207
[**]	Inv	Ultra Short-Term Income Fund	949917736	STADX	3218
[**]	Inv	Ultra Short-Term Municipal Income	949917801	SMUAX	3230
[**]	Inv	Value Fund	94975J151	CBTAX	1872
[**]	Z	Common Stock Fund	949915417	STCSX	3219	[**]
[**]	Z	Common Stock Fund	949915416	STCSX	3218	[**]
[**]	Z	Large Company Core Fund	949915797	WLCZX	3280	Closed to new Investors
[**]	Z	Large Company Growth Fund	949915540	WFLZX	3281	Closed to new investors
[**]	Z	Mid Cap Growth Fund (former WF Montgomery Mid Cap Growth)	949915334	WFMZX	3282	[**]
[**]	Z	(former Mid Cap Growth Fund WF Montgomery Mid Cap Growth)	949915333	WFMZX	3281	[**]
[**]	Z	Small Cap Value Fund	949915284	SSMVX	3246
[**]	Z	(former Ultra Short Duration Bond Fund Strong Short Duration)	949917660	STGBX	3227	Closed to new investors

10

EXHIBIT E

ADVISORY SERVICES PROGRAM APPENDIX

SERVICES AND FEES

Services Provided by Nationwide

Capitalized terms used herein shall have the meanings ascribed to them in the Agreement, as amended by the Amendment. The following shall be performed by, the appropriate Nationwide subsidiaries listed on Exhibit A , each which subsidiary shall be and remain duly registered under all applicable federal and state securities laws to the extent required to perform the services being performed by it hereunder (“Nationwide Subsidiaries”) or their agents, including Agent:

1.	Establish and maintain an omnibus account with each Fund for the benefit of Participants (“Omnibus Account”).

2.

Transmit to the Wells Fargo Companies purchase, redemption and related instructions and facilitate money settlement with respect to the Omnibus Accounts. Such activities shall be performed as set forth in the Trading and Processing Procedures section of this Exhibit to the Agreement.

3.	Facilitate payment to Participants of the proceeds of redemptions, dividends and other distributions.

4.

Coordinate with a third party print mail provider, and at the request of the Wells Fargo Companies, provide that third party with such information as is necessary for it to mail to Participants, among other things: (a) periodic account statements, (b) 1099R documentation, (c) Fund proxies, prospectus supplements, annual reports of the Funds, all as are provided by the Wells Fargo Companies.

5.

Reconcile share positions for the Advisory Services Program and upon request provide certification to the Wells Fargo Companies with respect thereto. In connection therewith, the Wells Fargo Companies shall provide to NISC or its agents daily confirmation of all trade activity and share positions for the Omnibus Accounts.

6.	Maintain records for each Participant which shall reflect shares purchased and redeemed, as well as account and share balances.

7.

Act as service agent in connection with dividend and distribution functions; shareholder account and administrative agent functions in connection with the issuance, transfer, and redemption or repurchase of Fund shares. NISC or its agents shall create and maintain all records required of i pursuant to its duties hereunder and as set forth herein pursuant to applicable laws, rules and regulations, including records required by Section 31(a) of the 1940 Act. Where applicable, such records shall be maintained for the periods and in the places required by Rule 31a-2 under the 1940 Act.

11

Administrative Services and Fees

Nationwide, through the Nationwide Subsidiaries and/or their agents shall perform certain administrative services described above (“Services”) on behalf of the Funds offered through the Advisory Services Program, and the Wells Fargo Companies agree to pay Nationwide a fee in consideration thereof

1.

In consideration for the Services (as described above) to be provided by Nationwide and/or its agents in the Advisory Services Program pursuant to this Exhibit to the Agreement, the Wells Fargo Companies will calculate and pay Nationwide a fee (“Service Fee”) at an annualized rate equal to the rates shown below of the average daily net assets of each Fund held by Participants during the period in which they were earned (such fee is described below).

2.

The Service Fees will be paid to Nationwide as soon as practicable, but no later than 30 days after the end of the period in which they were earned. The Service Fees will be paid on a quarterly or monthly basis.

3.

Nationwide and/or its agents will perform all administrative and shareholder services with respect to the Advisory Services Program, including but not limited to: (i) maintaining separate records for each Participant, which records shall reflect shares purchased and redeemed, as well as account and share balances; (ii) acting as service agent in connection with dividend distribution functions; (iii) performing shareholder account and administrative functions in connection with the issuance, transfer, redemption, and repurchase of Fund shares; (iv) distributing to the extent required by applicable law, Fund prospectuses, Fund proxy materials, periodic fund reports, and other materials that the Funds are otherwise required to provide to their shareholders or prospective shareholders, (v) generating written confirmations and quarterly statements, and (vi) maintaining and preserving all records required by law to be maintained and preserved in connection with the Advisory Services Program.

4.

Nationwide and the Wells Fargo Companies agree that the Service Fee described in this Exhibit to the Agreement is for administrative services only and does not constitute payment in any manner for investment advisory services.

5.

The parties agree that a Service Fee will be paid to Nationwide according to this Exhibit to the Agreement with respect to each Fund as long as shares of such Fund are held by Participants and Nationwide continues to provide the administrative services as described herein. This provision will survive termination of the Agreement and this Exhibit.

6.

The Wells Fargo Companies recognize that Nationwide incurs certain expenses relating to offering Funds in the Advisory Services Program. The Wells Fargo Companies agree to pay Nationwide (i) an initial set up fee of $1,500 per Fund, and (ii) an annual maintenance fee of $1,000 per Fund. Nationwide will invoice the Wells Fargo Companies for these fees.

12

Fee	Class	Wells Fargo Advantage Funds—Name	Cusip	cker	Fund #	Comments
[**]	A	Asset Allocation Fund	94975H247	SFAAX	458
[**]	A	C&B Mid Cap Value Fund	94975,1250	BMAX	1857
[**]	A	Common Stock Fund	949915441	CSAX	3301
[**]	IA	Diversified Equity Fund	94975G108	NVDAX	22
[**]	A	Emerging Markets Focus Fund (former WF Montgomery Emerging Markets Focus)	94975J680	MFFAX	936
[**]	A	Endeavor Large Cap Fund	949915664	STALX	3312
[**]	IA	Endeavor Select Fund (former Strong Adv Select)	949915599	STAEX	3310
[**]	A	Equity Income Fund	94975G736	NVAEX	465
[**]	IA	Equity Value Fund (formerly WF Large Value)	94975J839	LVAX	1090
[**]	A	Growth Balanced Fund	94975G397	FGBX	117
[**]	IA	Growth Equity Fund	949750819	NVEAX	F3
[**]	A	High Yield Bond Fund	94975J789	YBAX	1805
[**]	A	Income Plus Fund	94975H791	TYAX	59
[**]	IA	Inflation-Protected Bond Fund	94975,1730	IPBAX	1753
[**]	A	Intermediate Government Income Fund	94975H700	VGAX	471
[**]	A	International Core Fund	949915177	FIAX	3311
[**]	IA	International Equity Fund	94975G678	SILAX	56
[**]	(1/4	International Value Fund	94975A762	WFFAX	1828
[**]	A	Large Cap Appreciation Fund	94975P108	WFAPX	1810
[**]	A	Large Company Core Fund	949915839	SLGAX	3300
[**]	A	Large Company Growth Fund	94975G595	NVLAX	327
[**]	A	Mid Cap Growth Fund (former WF Montgomery Mid Cap Growth)	94975J201	WFMCX	‘1698
[**]	A	Moderate Balanced Fund	94975J425	WFMAX	1854
[**]	A	National Limited-Term Tax-Free	94975J383	WNLAX	1851
[**]	A	National Tax Free Fund	94975H536	NWTFX	480
[**]	A	Outlook 2010 Fund	949756272	STNRX	702
[**]	A	;Outlook 2020 Fund	94975G231	STTRX	703
[**]	A	Outlook 2030 Fund	94975G181	STHRX	704
[**]	A	Outlook 2040 Fund	94975G140	STFRX	705
[**]	A	Outlook Today Fund	94975G322	STWRX	701
[**]	A	Short Duration Government Bond Fund (former WF Montgomery Short Duration Govt Bond)	94975.1573	MSDAX	932
[**]	A	Small Cap Growth Fund	94975J532	MNSCX	927
[**]	A	Small Cap Value Fund	949915326	SCVAX	3306
[**]	A	Small Company Growth Fund	94975J359	WFSAX	1848
[**]	A	Small Company Value Fund	94975P884	SCVAX	1815	Closed to new investors
[**]	A	(former Specialized Financial Services Fund WF SIFE Specialized Financial Services)	94975J870	SIFEX	1818
[**]	A	Specialized Health Sciences Fund	94975.1508	WFHAX	1801
[**]	A	Specialized Technology Fund	94975H148	WFSTX	1600
[**]	A	Stable Income Fund	94975H833	NVDAX	19
[**]	A	Strategic Income Fund	949917462	SASAX	3308
[**]	A	Total (former Return Bond Fund WF Montgomery Total Return Bond)	94975J631	MBFAX	940
[**]	A	U.S. Value Fund	949915706 WFUAX		3303

13

		Itra Short Duration Bond Fund former Strong Short Duration)	949917694	TSDX	302
[**]	Adv	Corporate Bond Fund	“949917470	SCBDX	3001
[**]	Adv	Enterprise Fund	949915375	SENAX	3018
[**]	Adv	Government Securities Fund	949917553	SGVDX	3004
[**]	Adv	Growth and Income Fund	949915748	SGNAX	3012
[**]	Adv	Growth Fund	949915672	SGRAX	3009
[**]	Adv	High Income Fund (former Strong High Yield Bond)	949917512	SHBAX	3014
[**]	Adv	Short-Term Bond Fund	949917637	SSTVX	3005
[**]	Adv	Short-Term High Yield Bond Fund	949917611	SSTHX	3017
[**]	Adv	Ultra Short-Tenn Income Fund	949917728	SADAX	3006
[**]	D	C8B Large Cap Value Fund	94975J284	CBEQX	1866
[**]	D	C8B Mid Cap Value Fund	94975J227	CBMDX	1860
[**]	Inv	Asia Pacific Fund	949915136	SASPX	3225
[**]	Inv	Capital Growth Fund (former Strong Large Company Growth)	949915623	SLGIX	)3204
[**]	Inv	Discovery Fund	949915342	STDIX	3217
[**]	Inv	Dividend Income Fund	949915847	SDVIX	3223
[**]	Inv	Enterprise Fund	949915383	1SENTX	3251
[**]	Inv	Government Securities Fund	949917561	STVSX	3213
[**]	Inv	Growth and Income Fund	949915755	SGRIX	3232
[**]	Inv	Growth Fund	949915680	SGROX	3226
[**]	Inv	Intermediate Tax-Free Fund	949917850	SIMBX	3269
[**]	Inv	Large Cap Growth Fund	949915532	STRFX	3209
[**]	Inv	LifeStage - Aggressive Portfolio	949917405	SAGGX	3264
[**]	Inv	LifeStage - Conservative Portfolio	949917603	SCONX	3257
[**]	Inv	LifeStage - Moderate Portfolio	949917504	SMDPX	3263
[**]	Inv	Mid Cap Disciplined Fund	949915490	SMCDX	3255
[**]	Inv	Municipal Bond Fund	949917819	SXFIX	3215
[**]	Inv	Opportunity Fund	949915466	SOPFX	3212
[**]	Inv	Overseas Fund	949915185	SOVRX	3249
[**]	Inv	Short-Term High Yield Bond Fund	949917629	STHBX	3242
[**]	Inv	Short-Term Municipal Bond Fund	949917868	STSMX	3220
[**]	Inv	Small Cap Disciplined Fund {former Strong Small Company Value)	949915243	SCOVX	3205
[**]	Inv	Small/Mid Cap Value Fund	949915268	SMMVX	3207
[**]	Inv	Ultra Short-Term Municipal Income	949917801	SMUAX	3230
[**]	Inv	Value Fund	94975J151	CBTAX	1872
[**]	Z	Common Stock Fund	949915416	STCSX	3218	[**]
[**]	Z	{former Mid Cap Growth Fund WF Montgomery Mid Cap Growth)	949915333	WFMZX	3281	[**]

14

TRADING

Subject to the terms and conditions of this Agreement, Nationwide will direct its Agent to receive instructions from duly authorized parties for the purchase and redemption of Fund shares prior to the close of regular trading each Business Day. A “Business Day” shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value as set forth in the Fund’s most recent prospectus and Statement of Additional Information. Except as particularly stated in this paragraph, Nationwide shall have no authority to act on behalf of the Wells Fargo Companies or to incur any cost or liability on its behalf. Both parties agree to follow any written guidelines or standards relating to the sale or distribution of the shares as may be provided in the provisions outlined in the Trading and Processing Procedures section described below, as well as to follow any applicable federal and/or state securities laws, rules or regulations.

TRADING AND PROCESSING PROCEDURES

On each Business Day, NISC or its agents, may receive transaction instructions with respect to the Advisory Services Program or Participants for the purchase or redemption of shares of the Funds (“Trade Instructions”). Trade Instructions received in good order and accepted by NISC or its agents prior to the close of regular trading on the New York Stock Exchange (the “Close of Trading”) on any given Business Day and transmitted to the Wells Fargo Companies (i) by 11:59 p.m. Eastern Time if automated, and (ii) 6:00 p.m. Eastern Time if manual on such Business Day will be executed by the Wells Fargo Companies at the net asset value determined as of the Close of Trading on such Business Day. Any Trade Instructions received by NISC, or its agents, on such day but after the Close of Trading will be executed by the Wells Fargo Companies at the net asset value determined as of the Close of Trading on the next Business Day following the day of receipt of such Trade Instructions. The day on which a Trade Instruction is executed by the Company pursuant to the provisions set forth above is referred to herein as the “Effective Trade Date.”

Upon the timely receipt from NISC or its agents of the Trade Instructions described in above paragraph, the Wells Fargo Companies will execute the purchase or redemption transactions (as the case may be) with respect to the Advisory Services Program at the net asset value computed as at the Close of Trading on the Effective Trade Date. Such purchase and redemption transactions will settle on the Business Day next following the Effective Trade Date. Payments for net purchase and net redemption orders shall be made though the NSCC’s settlement process or by wire transfer by NISC or its agents (for net purchases) or by the Wells Fargo Companies (for net redemptions) to the account designated by the appropriate receiving party on the Business Day following the Effective Trade Date. On any Business Day when the Federal Reserve Wire Transfer System is closed, all communication and processing rules will be suspended for the settlement of Trade Instructions. Trade Instructions will be settled on the next Business Day on which the Federal Reserve Wire Transfer System is open and the Effective Trade Date will apply.

15

In the event that NISC or its agents is in receipt of Trade Instructions in good order and is unable to transmit the Trade Instructions to the Wells Fargo Companies by the above referenced deadlines, the Wells Fargo Companies will accept the trades after such deadlines and before 10:00 a.m. Eastern Time on the day following the Effective Trade Date. NISC or its agents will furnish the Wells Fargo Companies with an estimate of the net purchase or net redemption activity no later than 10:00 a.m. Eastern Time on the day following the Effective Trade Date. Payments for purchases and redemptions shall be made by wire transfer on the day following the Effective Trade Date.

VOTING

Nationwide and/or its agents shall distribute or cause to distribute all Fund proxy material furnished by the Company directly to Participants.

LIMITATION

Except as particularly set forth herein, neither party assumes any responsibility hereunder and will not be liable to the other for any damages, loss of data, delay or any other loss whatsoever caused by events beyond its control.

16

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

THIRD AMENDMENT TO FUND AGREEMENT

This Third Amendment to Fund Agreement (“Amendment”) is made as of October 24, 2006, by and between Nationwide Financial Services, Inc (“NFS” or “Nationwide”), Wells Fargo Funds Management, LLC (“Adviser”) and Wells Fargo Funds Trust (the “Trust”) (the Adviser and the Trust collectively referred to as the “Wells Fargo Companies”). Reference is made to the Fund Agreement made as of July 1, 2003 between Nationwide, Adviser and the Trust, as amended by First Amendment to the Fund Agreement dated July 26, 2004, and by Second Amendment to the Fund Agreement date April 19, 2006 (the “Agreement”). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, Nationwide provides administrative and/or record keeping services to various Plans pursuant to the Agreement;

WHEREAS, the Funds are currently offered as investment options in Variable Products and Trust Accounts offered by Nationwide as funding vehicles to Plans pursuant to the Agreement;

WHEREAS, the parties desire to amend certain portions of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

1.    The table set forth at the end of Exhibit C to the Agreement is hereby deleted in its entirety and the table under the heading Exhibit C Table attached hereto shall be inserted in lieu thereof. Other than the table, the rest of Exhibit C to the Agreement remains in force and effect as originally stated.

2.    Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect as stated therein.

3.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SIGNATURES ON FOLLOWING PAGE REMAINDER OF PAGE INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

By:	/s/ Karen R. Colvin

Name:	Karen R. Colvin

Title:	Attorney-in-Fact

WELLS FARGO FUNDS MANAGEMENT, LLC
“Adviser”

By:	/s/ Karla Rabusch

Name:	Karla Rabusch

Title:	President

WELLS FARGO FUNDS TRUST
“Trust”

By:	/s/ Carol Lorts

Name:	Carol Lorts

Title:	Assistant Secretary

2

EXHIBIT C TABLE

Wells Fargo Advantage Funds (Sorted by Name

Class	Fund Name	Ticker	Fee	Comments
Admin	Aggressive Allocation Fund (former WF Strategic Growth Allocation)	BEX	[**]	[**]
Inv	sia Pacific Fund	SASPX	[**]	[**]
A	sset Allocation Fund	FAAX	[**]	[**]
Admin	sset Allocation Fund	FAIX	[**]	[**]
Inv	alanced Fund	TAAX	[**]	[**]
O	&B Large Cap Value Fund	BEQX	[**]	[**]
A	&B Large Cap Value Fund	BEAX	[**]	[**]
Admin	&B Large Cap Value Fund	BLLX	[**]	[**]
	&B Large Cap Value Fund	BLSX	[**]	[**]
A	&B Mid Cap Value Fund	BMAX	[**]	[**]
D	8B Mid Cap Value Fund	BMDX	[**]	[**]
Admin	&B Mid Cap Value Fund	BMIX	[**]	[**]
	&B Mid Cap Value Fund	BMSX	[**]	[**]
I	Capital Growth Fund (New) former Strong Large Company Growth)	CIX	[**]	[**]
Inv	Capital Growth Fund former Strong Large Company Growth)	LGIX	[**]	[**]
Admin	Capital Growth Fund former Strong Large Company Growth)	CDX	[**]	[**]
A	Common Stock Fund	CSAX	[**]	[**]
Z	Common Stock Fund	TCSX	[**]	[**]
Z	Common Stock Fund	TCSX	[**]	[**]
Admin	Conservative Allocation Fund (former WF Strategic Income)	VCBX	[**]	[**]
Adv	Corporate Bond Fund	CBDX	[**]	[**]
Inv	Corporate Bond Fund	TCBX	[**]	[**]
I	Corporate Bond Fund	CBNX	[**]	[**]
Inv	Discovery Fund	TDIX	[**]	[**]
Admin	Discovery Fund	DDX	[**]	[**]
Admin	Diversified Bond Fund	VMFX	[**]	[**]
A	Diversified Equity Fund	VDAX	[**]	[**]
Admin	Diversified Equity Fund	VDEX	[**]	[**]
Admin	Diversified Small Cap Fund	VDSX	[**]	[**]
Inv	Dividend Income Fund	DVIX	[**]	[**]
Admin	Dividend Income Fund	DX	[**]	[**]
A	ow Jones Target 2010 Fund	STNRX	[**]	[**]
Admin	ow Jones Target 2010 Fund	WFLGX	[**]	[**]
1	ow Jones Target 2010 Fund	WFOAX	[**]	[**]
A	ow Jones Target 2020 Fund	STTRX	[**]	[**]
A -htin	ow Jones Target 2020 Fund	WFLP	[**]	[**]
	ow Jones Target 2020 Fund	WFOBX	[**]	[**]
A	ow Jones Tar et 2030 Fund	STHRX	[**]	[**]
Admin	Dow Jones Target 2030 Fund	WFLIX	0.35	[**]
	Dow Jones Target 2030 Fund	WFOOX	0.00

3

(	Dow Jones Target 2040 Fund	‘ISTFRX	[**]	[**]
Admin	Dow Jones Target 2040 Fund	[**]	[**]
I	Dow Jones Target 2040 Fund	[**]	[**]
A	Dow Jones Target Today Fund	[**]	[**]
Admin	Dow Jones Target Today Fund	[**]	[**]
	Dow Jones Target Today Fund	[**]	[**]
A	Emerging Markets Focus Fund former WF Montgomery Emerging Markets Focus)	[**]	[**]
Admin	Emerging Markets Focus Fund former WF Montgomery Emerging Markets Focus)	[**]	[**]
A	Endeavor Large Cap Fund	[**]	[**]
Admin	Endeavor Select Fund	[**]	[**]
1	Endeavor Select Fund	[**]	[**]
A	Endeavor Select Fund former Strong Adv Select)	[**]	[**]
Adv	Enterprise Fund	[**]	[**]
Inv	Enterprise Fund	[**]	[**]	Closed to new investors
Admin	Enterprise Fund	[**]	[**]
I	Enterprise Fund	[**]	[**]
A	Equity Income Fund	[**]	[**]
Admin	Equity Income Fund	[**]	[**]
A	Equity Index Fund	[**]	[**]
A	Equity Value Fund formerly WF Large Value)	[**]	[**]
tin	Equity Value Fund formerly WF Large Value)	[**]	[**]
Inv	Government Securities Fund	[**]	[**]	Rate for Assets Funded Prior to October 1, 2006 is 0.40%
Adv	Government Securities Fund	[**]	[**]
Admin	Government Securities Fund	[**]	[**]
I	Government Securities Fund	[**]	[**]
Adv	Growth and Income Fund	[**]	[**]
Inv	Growth and Income Fund	[**]	[**]
Admin	Growth and Income Fund	[**]	[**]
	Growth and Income Fund	[**]	[**]
A	Growth Balanced Fund	[**]	[**]
Admin	Growth Balanced Fund	[**]	[**]
A	Growth Equity Fund	[**]	[**]
Admin	Growth Equity Fund	[**]	[**]
1	Growth Equity Fund	[**]	[**]
Adv	Growth Fund	[**]	[**]
Inv	Growth Fund	[**]	[**]	Closed to new investors
Admin	Growth Fund	[**]	[**]
	Growth Fund	[**]	[**]
Adv	High Income Fund former Strong High Yield Bond)	[**]	[**]
Inv	High Income Fund former Strong High Yield Bond)	[**]	[**]
	High Income Fund former Strong High Yield Bond)	[**]	[**]
	High Yield Bond Fund	[**]	[**]
	Income Fund	[**]	[**]
Admin	Index Fund	[**]	[**]
Inv	Index Fund	[**]	[**]

4

	Inflation-Protected Bond Fund	IPBAX	[**]	[**]
Admin	Inflation-Protected Bond Fund	IPBIX	[**]	[**]
A	Intermediate Government Income Fund	NVGAX	[**]	[**]
Admin	Intermediate Government Income Fund	NVGIX	[**]	[**]
Inv	Intermediate Tax-Free Fund	SIMBX	[**]	[**]
	International Core Fund	WFIAX	[**]	[**]
Admin	International Core Fund	WFIDX	[**]	[**]
A	International Equity Fund	SILAX	[**]	[**]
Admin	International Equity Fund	WFIEX	[**]	[**]
A	International Value Fund	WFFAX	[**]	[**]
Admin	International Value Fund	WFVDX	[**]	[**]
A	Large Cap Appreciation Fund	WFAPX	[**]	[**]
Admin	Large Cap Appreciation Fund	WFAKX	[**]	[**]
Inv	Large Cap Growth Fund	STRFX	[**]	[**]
A	Large Company Core Fund	SLGAX	[**]	[**]
Admin Z	Large Company Core Fund	S.LCKX	[**]	[**]
	Large Company Core Fund	WLCZX	[**]	[**]
A	Large Company Growth Fund	NVLAX	[**]	[**]
Admin	Large Company Growth Fund	NVLCX	[**]	[**]
Z	Large Company Growth Fund	WFLZX	[**]	[**]
I	Large Company Growth Fund	WLCSX	[**]	[**]
Inv	LifeStage—Aggressive Portfolio	SAGGX	[**]	[**]
Inv	Life-Stage—Conservative Portfolio	SCONX	[**]	[**]
Inv	Life-Stage—Moderate Portfolio	SMDPX	[**]	[**]
	Mid Cap Disciplined Fund	SMCDX	[**]	[**]
Admin	Mid Cap Disciplined Fund	WFMDX	[**]	[**]
I	Mid Cap Disciplined Fund	WFMIX	[**]	[**]
	Mid Cap Growth Fund (former WF Montgomery Mid Cap Growth)	WFMCX	[**]	[**]
	Mid Cap Growth Fund (former WF Montgomery Mid Cap Growth)	WFMZX	[**]	[**]
	Mid Cap Growth Fund (former WF Montgomery Mid Cap Growth)	WFMZX	[**]	[**]
	Moderate Balanced Fund	WFMAX	[**]	[**]
Admin	Moderate Balanced Fund	WVMBX	[**]	[**]
	Municipal Bond Fund	SXFIX	[**]	[**]
	- National Limited-Term Tax-Free	WNLAX	[**]	[**]
	National Tax Free Fund	NWTFX	[**]	[**]
Adv	Opportunity Fund	SOPVX	[**]	[**]
Inv	Opportunity Fund	SOPFX	[**]	[**]
Admin	Opportunity Fund	WOFDX	[**]	[**]
Inv	Overseas Fund	SOVRX	[**]	[**]
I	Overseas Fund	WFIIX	[**]	[**]
	Short Duration Government Bond Fund (former WF Montgomery Short Duration Govt Bond)	MSDAX	[**]	[**]
Admin	Short Duration Government Bond Fund (former WF Montgomery Short Duration Govt Bond)	MNSGX	[**]	[**]
	Short Duration Government Bond Fund (former WF Montgomery Short Duration Govt Bond) (New)	WSGIX	[**]	[**]
Adv	Short-Term Bond Fund	SSTYX	[**]	[**]
Inv	Short-Term Bond Fund	SSTBX	[**]	[**]
I	Short-Term Bond Fund	SSHIX	[**]	[**]

5

I	Short-Term High Yield Bond Fund	SSTHX	[**]	[**]
Inv	Short-Term High Yield Bond Fund	STHBX	[**]	[**]
Inv	Short-Term Municipal Bond Fund	STSMX	[**]	[**]
Inv	Small Cap Disciplined Fund (former Strong Small Company Value)	SCOVX	[**]	[**]
Admin	Small Cap Disciplined Fund (former Strong Small Company Value)	WFSDX	[**]	[**]
I	Small Cap Disciplined Fund (former Strong Small Company Value)	WFSSX	[**]	[**]
A	Small Cap Growth Fund	MNSCX	[**]	[**]
Admin	Small Cap Growth Fund	WMNIX	[**]	[**]
1	Small Cap Growth Fund	WFSIX	[**]	[**]
Admin	Small Cap Opportunities Fund	NVSOX	[**]	[**]
A	Small Cap Value Fund	SMVAX	[**]	[**]
Z	Small Cap Value Fund	SSMVX	[**]	[**]
A	Small Company Growth Fund	WFSAX	[**]	[**]
Admin	Small Company Growth Fund	NVSCX	[**]	[**]
A	Small Company Value Fund	SCVAX	[**]	[**]
Admin	Small Company Value Fund	SCVIX	[**]	[**]
Inv	Small/Mid Cap Value Fund	SMMVX	[**]	[**]
Admin	Small/Mid Cap Value Fund	WWMDX	[**]	[**]
A	Specialized Financial Services Fund (former WF SIFE Specialized Financial Services)	SIFEX	[**]	[**]
A	Specialized Health Sciences Fund	WFHAX	[**]	[**]
A	Specialized Technology Fund	WFSTX	[**]	[**]
	Stable Income Fund	NVSAX	[**]	[**]
Admin	Stable Income Fund	NVSIX	[**]	[**]
A	Strategic Income Fund	SASAX	[**]	[**]
A	Total Return Bond Fund (former WF Montgomery Total Return Bond)	MBFAX	[**]	[**]
Admin	Total Return Bond Fund (former WF Montgomery Total Return Bond)	MNTRX	[**]	[**]
	Total Return Bond Fund (former WF Montgomery Total Return Bond)	MBFIX	[**]	[**]
A	U.S. Value Fund	WFUAX	[**]	[**]
Admin	U.S. Value Fund	SEQKX	[**]	[**]
A	(former Ultra Short Duration Bond Fund Strong Short Duration)	STSDX	[**]	[**]
Z	(former Ultra Short Duration Bond Fund Strong Short Duration)	STGBX	[**]	[**]
Adv	Ultra Short-Term Income Fund	SADAX	[**]	[**]
	Ultra Short-Term Income Fund	WUSDX	[**]	[**]
	Ultra Short-Term Income Fund	STADX	[**]	[**]
	Ultra Short-Term Income Fund	SADIX	[**]	[**]
v	Ultra Short-Term Municipal Income	SMUAX	[**]	[**]
Inv	Value Fund	CBTAX	[**]	[**]

6

Pensions—Innovator Eligible Funds ([**]bps)

Class	Wells Fargo Advantage Funds—Name	tricker	Rate (%)	Comments
Inv	Asia Pacific Fund	SASPX	[**]	[**]
A	C&B Mid Cap Value Fund	CBMAX	[**]	[**]
Inv	Capital Growth Fund	SLGIX	[**]	[**]
A	Common Stock Fund	SCSAX	[**]	[**]
Inv	Discovery Fund	STDIX	[**]	[**]
A	Dow Jones Target 2010 Fund	STNRX	[**]	[**]
A	Dow Jones Target 2020 Fund	STTRX	[**]	[**]
A	Dow Jones Target 2030 Fund	STHRX	[**]	[**]
A	Dow Jones Target 2040 Fund	STFRX	[**]	[**]
A	Dow Jones Target Today Fund	STWRX	[**]	[**]
A	Emerging Markets Focus Fund	MFFAX	[**]	[**]
A	Endeavor Large Cap Fund	STALX	[**]	[**]
A	Endeavor Select Fund	STAEX	[**]	[**]
Adv	Enterprise Fund	SENAX	[**]	[**]
A	Equity Value Fund	WLVAX	[**]	[**]
Inv	Government Securities Fund	STVSX	[**]	[**]
Adv	Growth Fund	SGRAX	[**]	[**]
A	International Core Fund	WFIAX	[**]	[**]
	International Equity Fund	SILAX	[**]	[**]
A	International Value Fund	WFFAX	[**]	[**]
A	Large Cap Appreciation Fund	WFAPX	[**]	[**]
Inv	Mid Cap Disciplined Fund	SMCDX	[**]	[**]
A	Mid Cap Growth Fund	WFMCX	[**]	[**]
Adv	Opportunity Fund	SOPVX	[**]	[**]
Inv	Small Cap Disciplined Fund	SCOVX	[**]	[**]
A	Small Cap Growth Fund	MNSCX	[**]	[**]
A	Small Company Growth Fund	WFSAX	[**]	[**]
Inv	Small/Mid Cap Value Fund	SMMVX	[**]	[**]
A	Strategic Income Fund	SASAX	[**]	[**]

7

Pensions Eligible Funds ([**]bps)

Class	Lens Fargo Advantage Funds—Name	Ticker	Rate (%)	Comments
D	C&B Large Cap Value Fund	CBEQX	[**]	[**]
D	C&B Mid Cap Value Fund	CBMDX	[**]	[**]
Adv	Corporate Bond Fund	SCBDX	[**]	[**]
Inv	Enterprise Fund	SENTX	[**]	[**]
Inv	Growth and Income Fund	SGRIX	[**]	[**]
A	Growth Balanced Fund	WFGBX	[**]	[**]
Inv	Growth Fund	SGROX	[**]	[**]
A	Inflation-Protected Bond Fund	IPBAX	[**]	[**]
A	Intermediate Government Income Fund	NVGAX	[**]	[**]
Inv	Large Cap Growth Fund	STRFX	[**]	[**]
A	large Company Core Fund	SLGAX	[**]	[**]
A	large Company Growth Fund	4VLAX	[**]	[**]
Inv	Opportunity Fund	SOPFX	[**]	[**]
A	Short Duration Government Bond Fund	7ASDAX	[**]	[**]
Adv	Short-Term Bond Fund	SSTVX	[**]	[**]
Inv	Short-Term High Yield Bond Fund	STHBX	[**]	[**]
A	Small Cap Value Fund	SMVAX	[**]	[**]
A	Small Company Value Fund	SCVAX	[**]	[**]
A	Total Return Bond Fund	MBFAX	[**]	[**]
Adv	Ultra Short-Term Income Fund	SADAX	[**]	[**]

8

Additional Fund Availability—NRS

NRS may use the Institutional Class funds listed below, in addition to any of the funds listed elsewhere in this Exhibit C.

Class	Wells Fargo Advantage Funds—Name	Ticker	Rate (%)_	Comments
Institutional	C&B Large Cap Value Fund	CBLSX	[**]	[**]
institutional	C&B Mid Cap Value Fund	CBMSX	[**]	[**]
Institutional	Capital Growth Fund	WVVCIX	[**]	[**]
Institutional	Corporate Bond Fund	SCBNX	[**]	[**]
Institutional	Discovery Fund	WFDSX	[**]	[**]
Institutional	Endeavor Select Fund	WFCIX	[**]	[**]
Institutional	Enterprise Fund	WFEIX	[**]	[**]
Institutional	Equity Value Fund	WLVSX	[**]	[**]
Institutional	/Government Securities Fund	SGVIX	[**]	[**]
Institutional	Growth and Income Fund	SGNIX	[**]	[**]
Institutional	Growth Equity Fund	WGEIX	[**]	[**]
Institutional	Growth Fund	SGRNX	[**]	[**]
Institutional	High Income Fund	SHYYX	[**]	[**]
Institutional	international Equity Fund	WFISX	[**]	[**]
Institutional	International Value Fund	WFVIX	[**]	[**]
Institutional	Large Cap Appreciation Fund	WFASX	[**]	[**]
Institutional	Large Company Growth Fund	VVLCSX	[**]	[**]
Institutional	Mid Cap Disciplined Fund	WFMIX	[**]	[**]
Institutional	Overseas Fund	WFIIX	[**]	[**]
Institutional	Short Duration Government Bond Fund	WSGIX	[**]	[**]
Institutional	Short-Term Bond Fund	SSHIX	[**]	[**]
Institutional	Small Cap Disciplined Fund	WFDSX	[**]	[**]
Institutional	Small Cap Growth Fund	WFCIX	[**]	[**]
Institutional	Small/Mid Cap Value Fund	WWMSX	[**]	[**]
Institutional	Dow Jones Target 2010 Fund	WFOAX	[**]	[**]
Institutional	pow Jones 2020 Fund	WFOBX	[**]	[**]
Institutional	Dow Jones 2030 Fund	WFOOX	[**]	[**]
institutional	Dow Jones 2040 Fund	WFOSX	[**]	[**]
Institutional	Dow Jones Today Fund	WOTDX	[**]	[**]
Institutional	Total Return Bond Fund	IMBFIX	[**]	[**]
Institutional	Ultra Short-Term Income Fund	SADIX	[**]	[**]

9

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FOURTH AMENDMENT TO FUND AGREEMENT

This FoArth Amendment to Fund Agreement (“Amendment”) is made as of August 1, 2007, by and between Nationwide Financial Services, Inc (“NFS” or “Nationwide”), Wells Fargo Funds Management, LLC (“Adviser”) and Wells Fargo Funds Trust (the “Trust”) (the Adviser and the Trust collectively referred to as the “Wells Fargo Companies”). Reference is made to the Fund Agreement made as of July 1, 2003 between Nationwide, Adviser and the Trust, as amended by First Amendment to the Fund Agreement dated July 26, 2004, and by Second Amendment to the Fund Agreement dated April 19, 2006, and by Third Amendment to Fund Agreement dated October 24, 2006 (together, the “Agreement”). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, Nationwide provides administrative and/or record keeping services to various Plans pursuant to the Agreement;

WHEREAS, the Funds are currently offered as investment options in Variable Products and Trust Accounts offered by Nationwide as funding vehicles to Plans pursuant to the Agreement;

WHEREAS, the parties desire to amend certain portions of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

1.    The table set forth at the end of Exhibit C to the Agreement is hereby deleted in its entirety and the table under the heading Exhibit C Table attached hereto shall be inserted in lieu thereof. Other than the table, the rest of Exhibit C to the Agreement remains in force and effect as originally stated.

2.    Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect as stated therein.

3.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SIGNATURES ON FOLLOWING PAGE

REMAINDER OF PAGE INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

2

EXHIBIT C TABLE

Wells Fargo Advantage Funds (Sorted by Name’

Class	and Name	icker	Fee	Comments
Admin	ggressive Allocation Fund former WF Strategic Growth Allocation)	BEX	[**]	[**]
Inv	sia Pacific Fund	ASPX	[**]	[**]
A	sset Allocation Fund	FAAX	[**]	[**]
Admin	sset Allocation Fund	FAIX	[**]	[**]
Inv	alanced Fund	TAAX	[**]	[**]
D	&B Large Cap Value Fund	BEOX	[**]	[**]
A	&B Large Cap Value Fund	BEAX	[**]	[**]
Admin	&B Large Cap Value Fund	BLLX	[**]	[**]
I	&B Large Cap Value Fund	BLSX	[**]	[**]
A	&B Mid Cap Value Fund	BMAX	[**]	[**]
D	8B Mid Cap Value Fund	BMDX	[**]	[**]
Admin	&B Mid Cap Value Fund	BMIX	[**]	[**]
I	&B Mid Cap Value Fund	BMSX	[**]	[**]
	apital Growth Fund (New) former Strong Large Company Growth)	CIX	[**]	[**]
Inv	apital Growth Fund former Strong Large Company Growth)	LGIX	[**]	[**]
Admin	apital Growth Fund former Strong Large Company Growth)	FCDX	[**]	[**]
A	ommon Stock Fund	CSAX	[**]	[**]
Z	ommon Stock Fund	TCSX	[**]	[**]
Z	ommon Stock Fund	TCSX	[**]	[**]
Admin	onservative Allocation Fund former WF Strategic Income)	VCBX	[**]	[**]
Adv	orporate Bond Fund	CBDX	[**]	[**]
Inv	orporate Bond Fund	TCBX	[**]	[**]
I	orporate Bond Fund	CBNX	[**]	[**]
Inv	iscovery Fund	TDIX	[**]	[**]
Admin	iscovery Fund	FDDX	[**]	[**]
Admin	iversified Bond Fund	VMFX	[**]	[**]
A	‘versified Equity Fund	VDAX	[**]	[**]
Admin	iversified Equity Fund	VDEX	[**]	[**]
Admin	iversified Small Cap Fund	VDSX	[**]	[**]
Inv	ividend Income Fund	DVIX	[**]	[**]
Admin	ividend Income Fund	IDX	[**]	[**]
A	ow Jones Target 2010 Fund	TNRX	[**]	[**]
Admin	ow Jones Target 2010 Fund	LGX	[**]	[**]
I	ow Jones Target 2010 Fund	OAX	[**]	[**]
A	ow Jones Target 2020 Fund	TTRX	[**]	[**]
\dmin	ow Jones Target 2020 Fund	FLPX	[**]	[**]
	ow Jones Target 2020 Fund	OBX	[**]	[**]
A	ow Jones Target 2030 Fund	THRX	[**]	[**]
Admin	ow Jones Target 2030 Fund	FLIX	[**]	[**]
I	ow Jones Target 2030 Fund	FOOX	[**]	[**]

3

‘A	ow Jones Target 2040 Fund	STFRX	[**]	[**]
Admin	ow Jones Target 2040 Fund	WFLOX	[**]	[**]
I	ow Jones Target 2040 Fund	WFOSX	[**]	[**]
A	ow Jones Target Today Fund	STWRX	[**]	[**]
Admin	ow Jones Target Today Fund	WFLOX	[**]	[**]
I	ow Jones Target Today Fund	WOTDX	[**]	[**]
Admin	merging Growth Fund	WFGDX	[**]	[**]
Inv	merging Growth Fund	WFGTX	[**]	[**]
A	merging Markets Focus Fund former WF Montgomery Emerging Markets Focus)	MFFAX	[**]	[**]
Admin	merging Markets Focus Fund former WF Montgomery Emerging Markets Focus)	MNEFX	[**]	[**]
A	ndeavor Large Cap Fund	STALX	[**]	[**]
Admin	ndeavor Select Fund	WECDX	[**]	[**]
	ndeavor Select Fund	iNFCIX	[**]	[**]
A	ndeavor Select Fund former Strong Adv Select)	STAEX	[**]	[**]
Adv	nterprise Fund	SENAX	[**]	[**]
Inv	nterprise Fund	SENTX	[**]	[**]
Admin	nterprise Fund	SEPKX	[**]	[**]
	nterprise Fund	VVFEIX	[**]	[**]
A	quity Income Fund	NVAEX	[**]	[**]
Admin	quity Income Fund	NVIEX	[**]	[**]
A	quity Index Fund	SFCSX	[**]	[**]
	quity Value Fund formerly WF Large Value)	WLVAX	[**]	[**]
dmin	quity Value Fund formerly WF Large Value)	A/LVIX	[**]	[**]
nv	ovemment Securities Fund	STVSX	[**]	[**]
dv	ovemment Securities Fund	SGVDX	[**]	[**]
dmin	ovemment Securities Fund	WGSDX	[**]	[**]
	ovemment Securities Fund	SGVIX	[**]	[**]
dv	rowth and Income Fund	SGNAX	[**]	[**]
nv	rowth and Income Fund	SGRIX	[**]	[**]
dmin	rowth and Income Fund	SGIKX	[**]	[**]
	rowth and Income Fund	SGNIX	[**]	[**]
	rowth Balanced Fund	WFGBX	[**]	[**]
dmin	rowth Balanced Fund	NVGBX	[**]	[**]
	rowth Equity Fund	NVEAX	[**]	[**]
dmin	rowth Equity Fund	jt‘IVGEX	[**]	[**]
	rowth Equity Fund	WGEIX	[**]	[**]
dv	rowth Fund	SGRAX	[**]	[**]
nv	rowth Fund	SGROX	[**]	[**]
dmin	rowth Fund	SGRKX	[**]	[**]
	rowth Fund	SGRNX	[**]	[**]
dv	igh Income Fund former Strong High Yield Bond)	SHBAX	[**]	[**]
nv	igh Income Fund former Strong High Yield Bond)	STHYX	[**]	[**]
	igh Income Fund former Strong High Yield Bond)	SHYYX	[**]	[**]
A	igh Yield Bond Fund	HYBAX	[**]	[**]
A	ncome Plus Fund	STYAX	[**]	[**]

4

Admin	ndex Fund	NVINX	[**]	[**]
nv	ndex Fund	WFVEX	[**]	[**]
	nflation-Protected Bond Fund	IPBAX	[**]	[**]
dmin	nflation-Protected Bond Fund	IPBIX	[**]	[**]
	ntermediate Government Income Fund	NVGAX	[**]	[**]
dmin	ntermediate Government Income Fund	iblVGLX	[**]	[**]
nv	ntermediate Tax-Free Fund	SIMBX	[**]	[**]
	ntemational Core Fund	WFIAX	[**]	[**]
dmin	ntemational Core Fund	WFIDX	[**]	[**]
	ntemational Equity Fund	SILAX	[**]	[**]
dmin	ntemational Equity Fund	WFIEX	[**]	[**]
	ntemational Value Fund	WFFAX	[**]	[**]
dmin	ntemational Value Fund	WFVDX	[**]	[**]
	rge Cap Appreciation Fund	WFAPX	[**]	[**]
dmin	arge Cap Appreciation Fund	WFAKX	[**]	[**]
nv	arge Cap Growth Fund	STRFX	[**]	[**]
	arge Company Core Fund	SLGAX	[**]	[**]
dmin	arge Company Core Fund	SLCKX	[**]	[**]
	rge Company Core Fund	WLCZX	[**]	[**]
	arge Company Growth Fund	NVLAX	[**]	[**]
dmin	arge Company Growth Fund	NVLCX	[**]	[**]
	arge Company Growth Fund	WFLZX	[**]	[**]
	arge Company Growth Fund	WLCSX	[**]	[**]
nv	ifeStage—Aggressive Portfolio	SAGGX	[**]	[**]
nv	ifeStage—Conservative Portfolio	SCONX	[**]	[**]
Inv	ifeStage—Moderate Portfolio	SMDPX	[**]	[**]
Inv	Id Cap Disciplined Fund	SMCDX	[**]	[**]
Admin	id Cap Disciplined Fund	WFMDX	[**]	[**]
	id Cap Disciplined Fund	WFMIX	[**]	[**]
A	id Cap Growth Fund former WF Montgomery Mid Cap Growth)	WFMCX	[**]	[**]
Z	id Cap Growth Fund former WF Montgomery Mid Cap Growth)	WFMZX	[**]	[**]
Z	id Cap Growth Fund former WF Montgomery Mid Cap Growth)	WFMZX	[**]	[**]
A	oderate Balanced Fund	WFMAX	[**]	[**]
Admin	oderate Balanced Fund	NVMBX	[**]	[**]
Inv	unicipal Bond Fund	IsXFIX	[**]	[**]
A	ational Limited-Term Tax-Free	WNLAX	[**]	[**]
A	ational Tax Free Fund	NWTFX	[**]	[**]
Adv	pportunity Fund	SOPVX	[**]	[**]
Inv	pportunity Fund	SOPFX	[**]	[**]
Admin	pportunity Fund	WOFDX	[**]	[**]
Inv	verseas Fund	SOVRX	[**]	[**]
I	verseas Fund	WFIIX	[**]	[**]
A	hod Duration Government Bond Fund former WF Montgomery Short Duration Govt Bond)	MSDAX	[**]	[**]
Admin	hod Duration Government Bond Fund former WF Montgomery Short Duration Govt Bond)	MNSGX	[**]	[**]
I	former hod Duration Government Bond Fund WF Montgomery Shod Duration Govt Bond) (New)	WSGIX	[**]	[**]
dv	hort-Term Bond Fund	SSTVX	[**]	[**]

5

nv	Short-Term Bond Fund	SSTBX	[**]	[**]
I	Short-Term Bond Fund	SSHIX	[**]	[**]
Adv	Short-Term High Yield Bond Fund	SSTHX	[**]	[**]
Inv	Short-Term High Yield Bond Fund	STHBX	[**]	[**]
Inv	Short-Term Municipal Bond Fund	STSMX	[**]	[**]
Inv	Small Cap Disciplined Fund (former Strong Small Company Value)	SCOVX	[**]	[**]
Admin	Small Cap Disciplined Fund )(former Strong Small Company Value)	WFSDX	[**]	[**]
I	Small Cap Disciplined Fund (former Strong Small Company Value)	WFSSX	[**]	[**]
A	Small Cap Growth Fund	MNSCX	[**]	[**]
Admin	Small Cap Growth Fund	WMNIX	[**]	[**]
I	Small Cap Growth Fund	WFSIX	[**]	[**]
Admin	Small Cap Opportunities Fund	NVSOX	[**]	[**]
A	Small Cap Value Fund	SMVAX	[**]	[**]
Z	Small Cap Value Fund	SSMVX	[**]	[**]
I	Small Cap Value Fund	WFSVX	[**]	[**]
A	Small Company Growth Fund	WFSAX	[**]	[**]
Admin	Small Company Growth Fund	NVSCX	[**]	[**]
A	Small Company Value Fund	SCVAX	[**]	[**]
Admin	Small Company Value Fund	SCVIX	[**]	[**]
Inv	Small/Mid Cap Value Fund	SMMVX	[**]	[**]
Admin	Small/Mid Cap Value Fund	VVVVMDX	[**]	[**]
	Specialized Financial Services Fund (former WF SIFE Specialized Financial Services)	SI FEX	[**]	[**]
	Specialized Health Sciences Fund	WFHAX	[**]	[**]
	Specialized Technology Fund	WFSTX	[**]	[**]
	Stable Income Fund	NVSAX	[**]	[**]
dmin	Stable Income Fund	)NVSIX	[**]	[**]
	Strategic Income Fund	SADAX	[**]	[**]
	Total Return Bond Fund (former WF Montgomery Total Return Bond)	MBFAX	[**]	[**]
dmin	Total Return Bond Fund iformer WF Montgomery Total Return Bond)	MNTRX	[**]	[**]
	Total Return Bond Fund (former WF Montgomery Total Return Bond)	MBFIX	[**]	[**]
	U.S. Value Fund	WFUAX	[**]	[**]
dmin	U.S. Value Fund	SEQKX	[**]	[**]
	(former Ultra Short Duration Bond Fund Strong Short Duration)	STSDX	[**]	[**]
	(former Ultra Short Duration Bond Fund Strong Short Duration)	STGBX	[**]	[**]
dv	Ultra Short-Term Income Fund	SADAX	[**]	[**]
dmin	Ultra Short-Term Income Fund	WUSDX	[**]	[**]
nv	Ultra Short-Term Income Fund	STADX	[**]	[**]
	Ultra Short-Term Income Fund	SADIX	[**]	[**]
nv	Ultra Short-Term Municipal Income	SMUAX	[**]	[**]
nv	Value Fund	1.,‘BTAX	0.40	[**]

6

Pensions—Innovator Eligible Funds ([**] bps’

Class	Wells Fargo Advantage Funds—Name	cker	Rate (%)	Comments
Inv	Asia Pacific Fund	ASPX	[**]	[**]
A	C&B Mid Cap Value Fund	BMAX	[**]	[**]
Inv	Capital Growth Fund	LGIX	[**]	[**]
A	Common Stock Fund	CSAX	[**]	[**]
Inv	Discovery Fund	TDIX	[**]	[**]
A	Dow Jones Target 2010 Fund	TNRX	[**]	[**]
A	Dow Jones Target 2020 Fund	TTRX	[**]	[**]
A	Dow Jones Target 2030 Fund	THRX	[**]	[**]
A	Dow Jones Target 2040 Fund	TFRX	[**]	[**]
A	Dow Jones Target Today Fund	TWRX	[**]	[**]
Inv	gmerginq Growth Fund	GTX	[**]	[**]
A	Emerging Markets Focus Fund	FFAX	[**]	[**]
A	Endeavor Large Cap Fund	TALX	[**]	[**]
A	Endeavor Select Fund	TAEX	[**]	[**]
Adv	Enterprise Fund	ENAX	[**]	[**]
A	Equity Value Fund	VAX	[**]	[**]
Inv	Government Securities Fund	TVSX	[**]	[**]
Adv	Growth Fund	GRAX	[**]	[**]
A	International Core Fund	IAX	[**]	[**]
A	International Equity Fund	I LAX	[**]	[**]
A	International Value Fund	FFAX	[**]	[**]
A	Large Cap Appreciation Fund	FAPX	[**]	[**]
Inv	Mid Cap Disciplined Fund	MCDX	[**]	[**]
A	Mid Cap Growth Fund	FMCX	[**]	[**]
Adv	Opportunity Fund	OPVX	[**]	[**]
Inv	Small Cap Disciplined Fund	COVX	[**]	[**]
A	Small Cap Growth Fund	NSCX	[**]	[**]
A	Small Company Growth Fund	FSAX	[**]	[**]
Inv	Small/Mid Cap Value Fund	MMVX	[**]	[**]
A—	Strategic Income Fund	ASAX	[**]	[**]

7

Pensions Eligible Funds ([**] boss

Class	ells Fargo Advantage Funds—Name	Ticker	Rate (TO)	Comments
D	&B Large Cap Value Fund	CBEQX	[**]	[**]
D	&B Mid Cap Value Fund	CBMDX	[**]	[**]
Adv	orporate Bond Fund	SCBDX	[**]	[**]
Inv	nterprlse Fund	SENTX	[**]	[**]
Inv	rowth and Income Fund	SGRIX	[**]	[**]
A	rowth Balanced Fund	WFGBX	[**]	[**]
Inv	rowth Fund	SGROX	[**]	[**]
A	nflation-Protected Bond Fund	IPBAX	[**]	[**]
A	ntermediate Government Income Fund	NVGAX	[**]	[**]
Inv	rge Cap Growth Fund	STRFX	[**]	[**]
A	arge Company Core Fund	SLGAX	[**]	[**]
A	arge Company Growth Fund	NVLAX	[**]	[**]
Inv	pportunity Fund	SOPFX	[**]	[**]
A	hort Duration Government Bond Fund	MSDAX	[**]	[**]
Adv	hort-Term Bond Fund	SSTVX	[**]	[**]
Inv	hort-Term High Yield Bond Fund	STHBX	[**]	[**]
A	mall Cap Value Fund	SMVAX	[**]	[**]
A	mall Company Value Fund	SCVAX	[**]	[**]
A	otal Return Bond Fund	MBFAX	[**]	[**]
Adv	Itra Short-Term Income Fund	SADAX	[**]	[**]

8

Additional Fund Availability—NRS

NRS may use the Institutional Class funds listed below, in addition to any of the funds listed elsewhere in this Exhibit C.

lass	ells Fargo Advantage Funds—Name	Ticker	Rate (%)	Comments
nstitutional	&B Large Cap Value Fund	CBLSX	[**]	[**]
nstitutional	&B Mid Cap Value Fund	CBMSX	[**]	[**]
nstitutional	apital Growth Fund	WVVCIX	[**]	[**]
nstitutional	orporate Bond Fund	SCBNX	[**]	[**]
nstitutional	iscovery Fund	WFDSX	[**]	[**]
nstitutional	ndeavor Select Fund	WFCIX	[**]	[**]
nstitutional	nterprise Fund	WFEIX	[**]	[**]
nstitutional	quity Value Fund	WLVSX	[**]	[**]
nstitutional	ovemment Securities Fund	SGVIX	[**]	[**]
nstitutional	rowth and Income Fund	SGNIX	[**]	[**]
nstitutional	rowth Equity Fund	WGEIX	[**]	[**]
nstitutional	rowth Fund	SGRNX	[**]	[**]
nstitutional	igh Income Fund	SHYYX	[**]	[**]
nstitutional	ntemational Equity Fund	WFISX	[**]	[**]
nstitutional	ntemational Value Fund	WFVIX	[**]	[**]
nstitutional	arge Cap Appreciation Fund	WFASX	[**]	[**]
nstitutional	arge Company Growth Fund	WLCSX	[**]	[**]
nstitutional	id Cap Disciplined Fund	WFMIX	[**]	[**]
litutional	verseas Fund	WFIIX	[**]	[**]
,titutional	hort Duration Government Bond Fund	WSGIX	[**]	[**]
nstitutional	hort-Term Bond Fund	SSHIX	[**]	[**]
nstitutional	mall Cap Disciplined Fund	WFSSX	[**]	[**]
nstitutional	mall Cap Growth Fund	WFSIX	[**]	[**]
nstitutional	mall Cap Value Fund	WFDVX	[**]	[**]
nstitutional	mall/Mid Cap Value Fund	VVWMSX	[**]	[**]
nstitutional	w Jones Target 2010 Fund	WFOAX	[**]	[**]
nstitutional	ow Jones 2020 Fund	VVFOBX	[**]	[**]
nstitutional	ow Jones 2030 Fund	VVFOOX	[**]	[**]
nstitutional	ow Jones 2040 Fund	WFOSX	[**]	[**]
nstitutional	ow Jones Today Fund	WOTDX	[**]	[**]
nstitutional	otal Return Bond Fund	MBFIX	[**]	[**]
nstitutional	ttra Short-Tenn Income Fund	SADIX	[**]	[**]

9

FIFTH AMENDMENT TO FUND AGREEMENT

This Fifth Amendment to Fund Agreement (“Agreement”) is made as of 1st day of October, 2007, by and between Nationwide Financial Services, Inc., (“NFS” or “Nationwide”), Wells Fargo Funds Management, LLC (“Advisor”) and Wells Fargo Funds Trust (the “Trust”) (the Advisor and the Trust collectively referred to as the “Wells Fargo Companies”). Reference is made to the Fund Agreement made as of July 1, 2003 between Nationwide, Adviser and the Trust, as amended by First Amendment to the Fund Agreement dated July 26, 2004, and Second Amendment to the Fund Agreement dated April 19, 2006, and by Third Amendment to the Fund Agreement dated October 24, 2006, and Fourth Amendment to the Fund Agreement dated August 1, 2007 (together, the “Agreement”). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, Nationwide provides administrative and/or record keeping services to various Plans pursuant to the Agreement;

WHEREAS, the Funds are currently offered as investment options in Variable Products and Trust Accounts offered by Nationwide as funding vehicles to Plans pursuant to the Agreement;

WHEREAS, the parties desire to amend certain portions of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

1. Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A, titled, “Subsidiary Life Insurance Companies” attached hereto. Other than Exhibit A, the Agreement remains in force and effect as originally stated.

2. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all together shall constitute one and the same instrument.

SIGNATURES ON FOLLOWING PAGE

REMAINDER OF PAGE INTENTIONALLY BLANK

IN WITNESS WEREOF, the parties have executed this Amendment as of the date first written above.

[ILLEGIBLE

“Trust”

By:
Name:
Title:
ILLEGIBLE]

EXHIBIT A

Subsidiary Life Insurance Companies

Nationwide Life Insurance Company

Other Subsidiaries

Nationwide Trust Company, FSB, a division of Nationwide Bank

Nationwide Investment Services Corporation

Nationwide Retirement Solutions, Inc., and subsidiaries and affiliates

Nationwide Life Insurance Company of America

Nationwide Life and Annuity Company of America

Nationwide Investment Advisors, LLC

Any other existing or future direct or indirect subsidiaries of Nationwide Financial Services, Inc. issuing Separate Accounts, offering Trust/Custodial Accounts, sponsoring the Advisory Services Program or performing duties or obligations hereunder on behalf of Nationwide provided that such subsidiary is duly formed, validly existing and has all necessary licenses.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SIXTH AMENDMENT TO FUND AGREEMENT

This Sixth Amendment to Fund Agreement (“Amendment”) is made as of April 24, 2009, by and among Nationwide Financial Services, Inc., (“NFS” or “Nationwide”), Wells Fargo Funds Management, LLC (“Advisor”) and Wells Fargo Funds Trust (the “Trust”) (the Advisor and the Trust collectively referred to as the “Wells Fargo Companies”). Reference is made to the Fund Agreement made as of July 1, 2003 between Nationwide, Adviser and the Trust, as amended by First Amendment to the Fund Agreement dated July 26, 2004, and by Second Amendment to the Fund Agreement dated April 19, 2006, and by Third Amendment to the Fund Agreement dated October 24, 2006, and by Fourth Amendment to the Fund Agreement dated August 1, 2007, and by Fifth Amendment to the Fund Agreement dated October 1, 2007, (together, the “Agreement”). All capitalized terms used in this Amendment and not defined herein shall have the same meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, Nationwide provides administrative and/or record keeping services to various Plans pursuant to the Agreement;

WHEREAS, the Funds are currently offered as investment options in Variable Products and Trust Accounts offered by Nationwide as funding vehicles to Plans pursuant to the Agreement;

WHEREAS, the parties desire to amend certain portions of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

1. The Privacy and Confidentiality Information section of the Agreement is deleted in its entirety and replaced with the following:

“PRIVACY AND CONFIDENTIALITY INFORMATION

For purposes of this Section, “Customer Information” means non-public personally identifiable information as defined in the Gramm-Leach-Bliley Act and the rules and regulations promulgated thereunder, and each party agrees not to use, disclose or distribute to others any such information except as necessary to perform the terms of this Agreement and each party agrees to comply with all applicable provisions of the Gramm-Leach-Bliley Act.

For purposes of this Section and the next, “Confidential Information” means any data or information regarding proprietary or confidential information concerning each of the parties. Confidential Information does not include information that (a) was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of the receiving party (“Receiving Party”) or by violation of this Agreement; (b) was lawfully received by the Receiving Party from a third party free of any obligation of confidence of such third party; (c) was already in the possession of the Receiving Party prior to receipt thereof directly or indirectly from the disclosing party (“Disclosing Party”); (d) is required to be disclosed pursuant to applicable laws, regulatory or legal process, subpoena or court order; (e) is subsequently and independently developed by employees, consultants or agents of the Receiving Party without reference to or use of the Confidential Information disclosed under this Agreement; or, (f) the annual fees payable to Nationwide under this Agreement as set forth on Exhibit C. Each of the parties warrants to the other that it shall not disclose to any person any Confidential Information which it may acquire in the performance of this Agreement; nor shall it use such Confidential Information for any purposes other than to fulfill its contractual obligations under this Agreement and it will maintain the other party’s Customer and Confidential Information with reasonable care, which shall not be less than the degree of care it would use for its own such information.

In the event Confidential Information includes Customer Information, the Customer Information clause controls.”

2. The following is added as a new section to the Agreement:

“DISCLOSURE

Each party may disclose that it has entered into this arrangement. Further, each party may disclose the annual fees payable to Nationwide under this Agreement as set forth in Exhibit C.”

3. The Notice section of the Agreement is updated with the following information for Nationwide:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 2-02-18

Columbus, Ohio 43215

Attention: AVP – NF Investment Offerings

4. The table set forth at the end of Exhibit C to the Agreement is hereby replaced in its entirety as attached hereto as “Exhibit C Table”, effective as of June 20, 2008 (or as of such other date on which the respective modifications to the Class Z, Class D and Advisor Class shares to assume the names, features and attributes associated with Investor Class, Investor Class and Class A shares, respectively, take effect through post-effective amendments to the registration statements of the Funds); provided that to the extent that the table in Exhibit C to the Agreement presently refers to any Funds and share classes that are proposed to be reorganized into a corresponding acquiring Fund (“Target Fund Share Classes”), any amendments reflected in “Exhibit C Table” attached hereto that reflect the effect of the reorganizations on Target Fund Share Classes will first become effective as of July 18, 2008 (or as of such other date the proposed reorganizations are completed). Other than the table, the rest of Exhibit C to the Agreement remains in force and effect as originally stated.

2

5. All references to the Advisory Services Program are removed from the Agreement. Further, Exhibit E – Advisory Services Program Appendix – Services and Fees is hereby deleted in its entirety.

6. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

By:

Name:	Karen R. Colvin
Title:	AVP – NF Investment Offerings

WELLS FARGO FUNDS MANAGEMENT, LLC “Adviser”

By:

Name:	A. Erdem Cimen

Title:	SVP, Chief Financial Officer, Treasurer

WELLS FARGO FUNDS TRUST “Trust”

By:

Name:

Title:

3

EXHIBIT C TABLE

Wells Fargo Advantage Funds (Sorted by Name)

Class	Fund Name	Ticker	Fee	Comments
Admin	Aggressive Allocation Fund	NWBEX	[**]	[**]
Inv	Asia Pacific Fund	SASPX	[**]	[**]
A	Asset Allocation Fund	SFAAX	[**]	[**]
Admin	Asset Allocation Fund	WFAIX	[**]	[**]
A	C&B Large Cap Value Fund	CBEAX	[**]	[**]
Admin	C&B Large Cap Value Fund	CBLLX	[**]	[**]
I	C&B Large Cap Value Fund	CBLSX	[**]	[**]
Inv	C&B Large Cap Value Fund	CBEQX	[**]	[**]
A	C&B Mid Cap Value Fund	CBMAX	[**]	[**]
Admin	C&B Mid Cap Value Fund	CBMIX	[**]	[**]
Inv	C&B Mid Cap Value Fund	CBMDX	[**]	[**]
I	C&B Mid Cap Value Fund	CMBSX	[**]	[**]
I	Capital Growth Fund	WWCIX	[**]	[**]
Inv	Capital Growth Fund	SLGIX	[**]	[**]
A	Capital Growth Fund	WFCGX	[**]	[**]
Admin	Capital Growth Fund	WFCDX	[**]	[**]
A	Common Stock Fund	SCSAX	[**]	[**]
Inv	Common Stock Fund	STCSX	[**]	[**]
Inv	Common Stock Fund	STCSX	[**]	[**]
Admin	Conservative Allocation Fund	NVCBX	[**]	[**]
Inv	Discovery Fund	STDIX	[**]	[**]
Admin	Discovery Fund	WFDDX	[**]	[**]
Admin	Diversified Bond Fund	NVMFX	[**]	[**]
A	Diversified Equity Fund	NVDAX	[**]	[**]
Admin	Diversified Equity Fund	NVDEX	[**]	[**]
Admin	Diversified Small Cap Fund	NVDSX	[**]	[**]
A	Dow Jones Target 2010 Fund	STNRX	[**]	[**]
Admin	Dow Jones Target 2010 Fund	WFLGX	[**]	[**]
I	Dow Jones Target 2010 Fund	WFOAX	[**]	[**]
A	Dow Jones Target 2020 Fund	STTRX	[**]	[**]
Admin	Dow Jones Target 2020 Fund	WFLPX	[**]	[**]
I	Dow Jones Target 2020 Fund	WFOBX	[**]	[**]
A	Dow Jones Target 2030 Fund	STHRX	[**]	[**]
Admin	Dow Jones Target 2030 Fund	WFLIX	[**]	[**]
I	Dow Jones Target 2030 Fund	WFOOX	[**]	[**]
A	Dow Jones Target 2040 Fund	STFRX	[**]	[**]
Admin	Dow Jones Target 2040 Fund	WFLWX	[**]	[**]
I	Dow Jones Target 2040 Fund	WFOSX	[**]	[**]
A	Down Jones Target Today Fund	STWRX	[**]	[**]
Admin	Down Jones Target Today Fund	WFLOX	[**]	[**]
I	Down Jones Target Today Fund	WOTDX	[**]	[**]

4

Admin	Emerging Growth Fund	WFGDX	[**]	[**]
Inv	Emerging Growth Fund	WFGTX	[**]	[**]
A	Emerging Markets Equity Fund (formerly Emerging Markets Focus Fund)	MFFAX	[**]	[**]
Admin	Emerging Markets Equity Fund (formerly Emerging Markets Focus Fund)	MNEFX	[**]	[**]
Admin	Endeavor Select Fund	WECDX	[**]	[**]
I	Endeavor Select Fund	WFCIX	[**]	[**]
A	Endeavor Select Fund	STAEX	[**]	[**]
Inv	Enterprise Fund	SENTX	[**]	[**]
A	Enterprise Fund	SENAX	[**]	[**]
Admin	Enterprise Fund	SEPKX	[**]	[**]
I	Enterprise Fund	WFEIX	[**]	[**]
A	Equity Income Fund	NVAEX	[**]	[**]
Admin	Equity Income Fund	NVIEX	[**]	[**]
A	Equity Value Fund	WLVAX	[**]	[**]
Admin	Equity Value Fund	WLVIX	[**]	[**]
Inv	Government Securities Fund	STVSX	[**]	[**]
A	Government Securities Fund	SGVDX	[**]	[**]
Admin	Government Securities Fund	WGSDX	[**]	[**]
I	Government Securities Fund	SGVIX	[**]	[**]
A	Growth Balanced Fund	WFGBX	[**]	[**]
Admin	Growth Balanced Fund	NVGBX	[**]	[**]
A	Growth Equity Fund	NVEAX	[**]	[**]
Admin	Growth Equity Fund	NVGEX	[**]	[**]
I	Growth Equity Fund	WGEIX	[**]	[**]
A	Growth Fund	SGRAX	[**]	[**]
Inv	Growth Fund	SGROX	[**]	[**]
Admin	Growth Fund	SGRKX	[**]	[**]
I	Growth Fund	SGRNX	[**]	[**]
A	High Income Fund	SHBAX	[**]	[**]
Inv	High Income Fund	STHYX	[**]	[**]
I	High Income Fund	SHYYX	[**]	[**]
A	Income Plus Fund	STYAX	[**]	[**]
Inv	Income Plus Fund	WIPNX	[**]	[**]
I	Income Plus Fund	WIPIX	[**]	[**]
Admin	Index Fund	NVINX	[**]	[**]
A	Index Fund	WINAX	[**]	[**]
Inv	Index Fund	WFVEX	[**]	[**]
A	Inflation-Protected Bond Fund	IPBAX	[**]	[**]
Admin	Inflation-Protected Bond Fund	IPBIX	[**]	[**]
Inv	Intermediate Tax-Free Fund	SIMBX	[**]	[**]
A	International Core Fund	WFIAX	[**]	[**]
Admin	International Core Fund	WFIDX	[**]	[**]
A	International Equity Fund	SILAX	[**]	[**]
Admin	International Equity Fund	WFIEX	[**]	[**]
Inv	International Equity Fund	WIEVX	[**]	[**]

5

I	International Equity Fund	WFISX	[**]	[**]
A	International Value Fund	WFFAX	[**]	[**]
Admin	International Value Fund	WFVDX	[**]	[**]
A	Large Cap Appreciation Fund	WFAPX	[**]	[**]
Admin	Large Cap Appreciation Fund	WFAKX	[**]	[**]
Inv	Large Cap Growth Fund	STRFX	[**]	[**]
A	Large Company Core Fund (formerly Growth and Income Fund)	SGNAX	[**]	[**]
Admin	Large Company Core Fund (formerly Growth and Income Fund)	SGIKX	[**]	[**]
Inv	Large Company Core Fund (formerly Growth and Income Fund)	SGRIX	[**]	[**]
I	Large Company Core Fund (formerly Growth and Income Fund)	SGNIX	[**]	[**]
A	Large Company Growth Fund	NVLAX	[**]	[**]
Admin	Large Company Growth Fund	NVLCX	[**]	[**]
Inv	Large Company Growth Fund	WFLZX	[**]	[**]
I	Large Company Growth Fund	WLCSX	[**]	[**]
Admin	Large Company Value Fund (formerly Dividend Income Fund)	WWIDX	[**]	[**]
Inv	Large Company Value Fund (formerly Dividend Income Fund)	SDVIX	[**]	[**]
Inv	Mid Cap Disciplined Fund	SMCDX	[**]	[**]
Admin	Mid Cap Disciplined Fund	WFMDX	[**]	[**]
I	Mid Cap Disciplined Fund	WFMIX	[**]	[**]
A	Mid Cap Growth Fund	WFMCX	[**]	[**]
Inv	Mid Cap Growth Fund	WFMZX	[**]	[**]
Inv	Mid Cap Growth Fund	WFMZX	[**]	[**]
A	Moderate Balanced Fund	WFMAX	[**]	[**]
Admin	Moderate Balanced Fund	NVMBX	[**]	[**]
Inv	Municipal Bond Fund	SXFIX	[**]	[**]
A	Municipal Bond Fund	WMFAX	[**]	[**]
A	Opportunity Fund	SOPVX	[**]	[**]
Inv	Opportunity Fund	SOPFX	[**]	[**]
Admin	Opportunity Fund	WOFDX	[**]	[**]
A	Short Duration Government Bond Fund	MSDAX	[**]	[**]
Admin	Short Duration Government Bond Fund	MNSGX	[**]	[**]
I	Short Duration Government Bond Fund	WSGIX	[**]	[**]
A	Short-Term Bond Fund	SSTVX	[**]	[**]
Inv	Short-Term Bond Fund	SSTBX	[**]	[**]
I	Short-Term Bond Fund	SSHIX	[**]	[**]
A	Short-Term High Yield Bond Fund	SSTHX	[**]	[**]
Inv	Short-Term High Yield Bond Fund	STHBX	[**]	[**]
A	Short-Term Municipal Bond Fund	WSMAX	[**]	[**]
Inv	Short-Term Municipal Bond Fund	STSMX	[**]	[**]
Inv	Small Cap Disciplined Fund	SCOVX	[**]	[**]
Admin	Small Cap Disciplined Fund	WFSDX	[**]	[**]
I	Small Cap Disciplined Fund	WFSSX	[**]	[**]

6

A	Small Cap Growth Fund	MNSCX	[**]	[**]
Admin	Small Cap Growth Fund	WMNIX	[**]	[**]
I	Small Cap Growth Fund	WFSIX	[**]	[**]
Admin	Small Cap Opportunities Fund	NVSOX	[**]	[**]
A	Small Cap Value Fund	SMVAX	[**]	[**]
Inv	Small Cap Value Fund	SSMVX	[**]	[**]
I	Small Cap Value Fund	WFSVX	[**]	[**]
A	Small Company Growth Fund	WFSAX	[**]	[**]
Admin	Small Company Growth Fund	NVSCX	[**]	[**]
A	Small Company Value Fund	SCVAX	[**]	[**]
Admin	Small Company Value Fund	SCVIX	[**]	[**]
Inv	Small/Mid Cap Value Fund	SMMVX	[**]	[**]
Admin	Small/Mid Cap Value Fund	WWMDX	[**]	[**]
A	Specialized Financial Services Fund	SIFEX	[**]	[**]
A	Specialized Technology Fund	WFSTX	[**]	[**]
A	Stable Income Fund	NVSAX	[**]	[**]
Admin	Stable Income Fund	NVSIX	[**]	[**]
A	Strategic Income Fund	SASAX	[**]	[**]
A	Total Return Bond Fund	MBFAX	[**]	[**]
Admin	Total Return Bond Fund	MNTRX	[**]	[**]
I	Total Return Bond Fund	MBFIX	[**]	[**]
A	U.S. Value Fund	WFUAX	[**]	[**]
Admin	U.S. Value Fund	SEQKX	[**]	[**]
A	Ultra Short-Term Income Fund	SADAX	[**]	[**]
Admin	Ultra Short-Term Income Fund	WUSDX	[**]	[**]
Inv	Ultra Short-Term Income Fund	STADX	[**]	[**]
I	Ultra Short-Term Income Fund	SADIX	[**]	[**]
Inv	Ultra Short-Term Municipal Income	SMUAX	[**]	[**]

7

Pensions – Innovator Eligible Funds ([**]bps)

Class	Fund Name	Ticker	Fee	Comments
Inv	Asia Pacific Fund	SASPX	[**]	[**]
A	C&B Mid Cap Value Fund	CBMAX	[**]	[**]
A	Capital Growth Fund	WFCGX	[**]	[**]
Inv	Capital Growth Fund	SLGIX	[**]	[**]
A	Common Stock Fund	SCSAX	[**]	[**]
Inv	Discovery Fund	STDIX	[**]	[**]
A	Dow Jones Target 2010 Fund	STNRX	[**]	[**]
A	Dow Jones Target 2020 Fund	STTRX	[**]	[**]
A	Dow Jones Target 2030 Fund	STHRX	[**]	[**]
A	Dow Jones Target 2040 Fund	STFRX	[**]	[**]
A	Dow Jones Target Today Fund	STWRX	[**]	[**]
Inv	Emerging Growth Fund	WFGTX	[**]	[**]
A	Emerging Markets Equity Fund (formerly Emerging Markets Focus Fund)	MFFAX	[**]	[**]
A	Endeavor Select Fund	STAEX	[**]	[**]
A	Enterprise Fund	SENAX	[**]	[**]
A	Equity Value Fund	SLVAX	[**]	[**]
Inv	Government Securities Fund	STVSX	[**]	[**]
A	Growth Fund	SGRAX	[**]	[**]
A	International Core Fund	WFIAX	[**]	[**]
A	International Equity Fund	SILAX	[**]	[**]
A	International Value Fund	WFFAX	[**]	[**]
A	Large Cap Appreciation Fund	WFAPX	[**]	[**]
Inv	Mid Cap Disciplined Fund	SMCDX	[**]	[**]
A	Mid Cap Growth Fund	WFMCX	[**]	[**]
A	Opportunity Fund	SOPVX	[**]	[**]
Inv	Small Cap Disciplined Fund	SCOVX	[**]	[**]
A	Small Cap Growth Fund	MNSCX	[**]	[**]
A	Small Company Growth Fund	WFSAX	[**]	[**]
Inv	Small/Mid Cap Value Fund	SMMVX	[**]	[**]
A	Strategic Income Fund	SASAX	[**]	[**]

8

Pensions – Eligible Funds ([**] bps)

Class	Fund Name	Ticker	Fee	Comments
Inv	C&B Large Cap Value Fund	CBEQX	[**]	[**]
Inv	C&B Mid Cap Value Fund	CBMDX	[**]	[**]
Inv	Enterprise Fund	SENTX	[**]	[**]
A	Government Securities Fund	SGVDX	[**]	[**]
A	Growth and Balanced Fund	WFGBX	[**]	[**]
Inv	Growth Fund	SGROX	[**]	[**]
A	Income Plus Fund	STYAX	[**]	[**]
A	Inflation-Protected Bond Fund	IPBAX	[**]	[**]
Inv	Large Cap Growth Fund	STRFX	[**]	[**]
A	Large Company Core Fund (formerly Growth and Income Fund)	SGNAX	[**]	[**]
Inv	Large Company Core Fund (formerly Growth and Income Fund)	SGRIX	[**]	[**]
A	Large Company Growth Fund	NVLAX	[**]	[**]
Inv	Opportunity Fund	SOPFX	[**]	[**]
A	Short Duration Government Bond Fund	MSDAX	[**]	[**]
A	Short-Term Bond Fund	SSTVX	[**]	[**]
Inv	Short-Term High Yield Bond Fund	STHBX	[**]	[**]
A	Small Cap Value Fund	SMVAX	[**]	[**]
A	Small Company Value Fund	SCVAX	[**]	[**]
A	Total Return Bond Fund	MBFAX	[**]	[**]
A	Ultra Short-Term Income Fund	SADAX	[**]	[**]

9

Additional Fund Availability – NRS

NRS may use the Institutional Class funds listed below, in addition to any of the funds listed elsewhere in this Exhibit C.

Class	Fund Name	Ticker	Fee	Comments
Institutional	C&B Large Cap Value Fund	CBLSX	[**]	[**]
Institutional	C&B Mid Cap Value Fund	CBMSX	[**]	[**]
Institutional	Capital Growth Fund	WWCIX	[**]	[**]
Institutional	Discovery Fund	WFDSX	[**]	[**]
Institutional	Endeavor Select Fund	WFCIX	[**]	[**]
Institutional	Enterprise Fund	WFEIX	[**]	[**]
Institutional	Equity Value Fund	WLVSX	[**]	[**]
Institutional	Government Securities Fund	SGVIX	[**]	[**]
Institutional	Growth Equity Fund	WGEIX	[**]	[**]
Institutional	Growth Fund	SGRNX	[**]	[**]
Institutional	High Income Fund	SHYYX	[**]	[**]
Institutional	Income Plus Fund	WIPIX	[**]	[**]
Institutional	International Equity Fund	WFISX	[**]	[**]
Institutional	International Value Fund	WFVIX	[**]	[**]
Institutional	Large Cap Appreciation Fund	WFASX	[**]	[**]
Institutional	Large Company Core Fund (formerly Growth and Income Fund)	SGNIX	[**]	[**]
Institutional	Large Company Growth Fund	WLCSC	[**]	[**]
Institutional	Mid Cap Disciplined Fund	WFMIX	[**]	[**]
Institutional	Short Duration Government Bond Fund	WSGIX	[**]	[**]
Institutional	Short-Term Bond Fund	SSHIX	[**]	[**]
Institutional	Small Cap Disciplined Fund	WFSSX	[**]	[**]
Institutional	Small Cap Growth Fund	WFSIX	[**]	[**]
Institutional	Small Cap Value Fund	WFSVX	[**]	[**]
Institutional	Small/Mid Cap Value Fund	WWMSX	[**]	[**]
Institutional	Dow Jones Target 2010 Fund	WFOAX	[**]	[**]
Institutional	Dow Jones 2020 Fund	WFOBX	[**]	[**]
Institutional	Dow Jones 2030 Fund	WFOOX	[**]	[**]
Institutional	Dow Jones 2040 Fund	WFOSX	[**]	[**]
Institutional	Dow Jones Today Fund	WOTDX	[**]	[**]
Institutional	Total Return Bond Fund	MBFIX	[**]	[**]
Institutional	Ultra Short-Term Income Fund	SADIX	[**]	[**]

10

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SEVENTH AMENDMENT TO FUND AGREEMENT

This Seventh Amendment to Fund Agreement (“Amendment”) is made as of 25th day of September, 2009, by and among Nationwide Financial Services, Inc., (“NFS” or “Nationwide”), Wells Fargo Funds Management, LLC (“Advisor”) and Wells Fargo Funds Trust (the “Trust”) (the Advisor and the Trust collectively referred to as the “Wells Fargo Companies”). Reference is made to the Fund Agreement made as of July 1, 2003 between Nationwide, Adviser and the Trust, as amended by First Amendment to the Fund Agreement dated July 26, 2004, and by Second Amendment to the Fund Agreement dated April 19, 2006, and by Third Amendment to the Fund Agreement dated October 24, 2006, and by Fourth Amendment to the Fund Agreement dated August 1, 2007, and by Fifth Amendment to the Fund Agreement dated October 1, 2007, and by Sixth Amendment to the Fund Agreement dated April 24, 2009, (together, the “Agreement”). All capitalized terms used in this Amendment and not defined herein shall have the same meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, Nationwide provides administrative and/or record keeping services to various Plans pursuant to the Agreement;

WHEREAS, the Funds are currently offered as investment options in Variable Products and Trust Accounts offered by Nationwide as funding vehicles to Plans pursuant to the Agreement;

WHEREAS, the parties desire to amend certain portions of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

1. The table set forth at the end of Exhibit C to the Agreement is hereby replaced in its entirety as attached hereto as “Exhibit C Table”. Other than the table, the rest of Exhibit C to the Agreement remains in force and effect as originally stated.

2. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all together shall constitute one and the same instrument.

IN WITNESS WEREOF, the parties have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

By:

Name:	Steven D. Pierce

Title:	AVP, AVP, NIA Operations and Third
Party Relations

WELLS FARGO FUNDS MANAGEMENT, LLC “Adviser”

By:

Name:

Title:

WELLS FARGO FUNDS TRUST “Trust”

By:

Name:

Title:

2

EXHIBIT C TABLE

Wells Fargo Advantage Funds (Sorted by Name)

Class	Fund Name	Ticker	Fee	Comments
Admin	Aggressive Allocation Fund	NWBEX	[**]	[**]
Inv	Asia Pacific Fund	SASPX	[**]	[**]
A	Asset Allocation Fund	SFAAX	[**]	[**]
Admin	Asset Allocation Fund	WFAIX	[**]	[**]
A	C&B Large Cap Value Fund	CBEAX	[**]	[**]
Admin	C&B Large Cap Value Fund	CBLLX	[**]	[**]
I	C&B Large Cap Value Fund	CBLSX	[**]	[**]
Inv	C&B Large Cap Value Fund	CBEQX	[**]	[**]
A	C&B Mid Cap Value Fund	CBMAX	[**]	[**]
Admin	C&B Mid Cap Value Fund	CBMIX	[**]	[**]
Inv	C&B Mid Cap Value Fund	CBMDX	[**]	[**]
I	C&B Mid Cap Value Fund	CMBSX	[**]	[**]
I	Capital Growth Fund	WWCIX	[**]	[**]
Inv	Capital Growth Fund	SLGIX	[**]	[**]
A	Capital Growth Fund	WFCGX	[**]	[**]
Admin	Capital Growth Fund	WFCDX	[**]	[**]
A	Common Stock Fund	SCSAX	[**]	[**]
Inv	Common Stock Fund	STCSX	[**]	[**]
Inv	Common Stock Fund	STCSX	[**]	[**]
Admin	Conservative Allocation Fund	NVCBX	[**]	[**]
Inv	Discovery Fund	STDIX	[**]	[**]
Admin	Discovery Fund	WFDDX	[**]	[**]
Admin	Diversified Bond Fund	NVMFX	[**]	[**]
A	Diversified Equity Fund	NVDAX	[**]	[**]
Admin	Diversified Equity Fund	NVDEX	[**]	[**]
Admin	Diversified Small Cap Fund	NVDSX	[**]	[**]
A	Dow Jones Target 2010 Fund	STNRX	[**]	[**]
Admin	Dow Jones Target 2010 Fund	WFLGX	[**]	[**]
I	Dow Jones Target 2010 Fund	WFOAX	[**]	[**]
Admin	Dow Jones Target 2015 Fund	WFFFX	[**]	[**]
I	Dow Jones Target 2015 Fund	WFSCX	[**]	[**]
A	Dow Jones Target 2020 Fund	STTRX	[**]	[**]
Admin	Dow Jones Target 2020 Fund	WFLPX	[**]	[**]
I	Dow Jones Target 2020 Fund	WFOBX	[**]	[**]
Admin	Dow Jones Target 2025 Fund	WFTRX	[**]	[**]
I	Dow Jones Target 2025 Fund	WFTYX	[**]	[**]
A	Dow Jones Target 2030 Fund	STHRX	[**]	[**]
Admin	Dow Jones Target 2030 Fund	WFLIX	[**]	[**]
I	Dow Jones Target 2030 Fund	WFOOX	[**]	[**]
Class	Fund Name	Ticker	[**]	[**]
Admin	Dow Jones Target 2035 Fund	WFQWX	[**]	[**]
I	Dow Jones Target 2035 Fund	WFQRX	[**]	[**]

3

A	Dow Jones Target 2040 Fund	STFRX	[**]	[**]
Admin	Dow Jones Target 2040 Fund	WFLWX	[**]	[**]
I	Dow Jones Target 2040 Fund	WFOSX	[**]	[**]
Admin	Dow Jones Target 2045 Fund	WFQYX	[**]	[**]
I	Dow Jones Target 2045 Fund	WFQPX	[**]	[**]
Admin	Dow Jones Target 2050 Fund	WFQDX	[**]	[**]
I	Dow Jones Target 2050 Fund	WFQFX	[**]	[**]
A	Down Jones Target Today Fund	STWRX	[**]	[**]
Admin	Down Jones Target Today Fund	WFLOX	[**]	[**]
I	Down Jones Target Today Fund	WOTDX	[**]	[**]
Admin	Emerging Growth Fund	WFGDX	[**]	[**]
Inv	Emerging Growth Fund	WFGTX	[**]	[**]
A	Emerging Markets Equity Fund (formerly Emerging Markets Focus Fund)	MFFAX	[**]	[**]
Admin	Emerging Markets Equity Fund (formerly Emerging Markets Focus Fund)	MNEFX	[**]	[**]
Admin	Endeavor Select Fund	WECDX	[**]	[**]
I	Endeavor Select Fund	WFCIX	[**]	[**]
A	Endeavor Select Fund	STAEX	[**]	[**]
Inv	Enterprise Fund	SENTX	[**]	[**]
A	Enterprise Fund	SENAX	[**]	[**]
Admin	Enterprise Fund	SEPKX	[**]	[**]
I	Enterprise Fund	WFEIX	[**]	[**]
A	Equity Income Fund	NVAEX	[**]	[**]
Admin	Equity Income Fund	NVIEX	[**]	[**]
A	Equity Value Fund	WLVAX	[**]	[**]
Admin	Equity Value Fund	WLVIX	[**]	[**]
Inv	Government Securities Fund	STVSX	[**]	[**]
A	Government Securities Fund	SGVDX	[**]	[**]
Admin	Government Securities Fund	WGSDX	[**]	[**]
I	Government Securities Fund	SGVIX	[**]	[**]
A	Growth Balanced Fund	WFGBX	[**]	[**]
Admin	Growth Balanced Fund	NVGBX	[**]	[**]
A	Growth Equity Fund	NVEAX	[**]	[**]
Admin	Growth Equity Fund	NVGEX	[**]	[**]
I	Growth Equity Fund	WGEIX	[**]	[**]
A	Growth Fund	SGRAX	[**]	[**]
Inv	Growth Fund	SGROX	[**]	[**]
Admin	Growth Fund	SGRKX	[**]	[**]
I	Growth Fund	SGRNX	[**]	[**]
A	High Income Fund	SHBAX	[**]	[**]
Inv	High Income Fund	STHYX	[**]	[**]
I	High Income Fund	SHYYX	[**]	[**]
A	Income Plus Fund	STYAX	[**]	[**]
Class	Fund Name	Ticker	[**]	[**]
Inv	Income Plus Fund	WIPNX	[**]	[**]
I	Income Plus Fund	WIPIX	[**]	[**]

4

Admin	Index Fund	NVINX	[**]	[**]
A	Index Fund	WINAX	[**]	[**]
Inv	Index Fund	WFVEX	[**]	[**]
A	Inflation-Protected Bond Fund	IPBAX	[**]	[**]
Admin	Inflation-Protected Bond Fund	IPBIX	[**]	[**]
Inv	Intermediate Tax-Free Fund	SIMBX	[**]	[**]
A	International Core Fund	WFIAX	[**]	[**]
Admin	International Core Fund	WFIDX	[**]	[**]
A	International Equity Fund	SILAX	[**]	[**]
Admin	International Equity Fund	WFIEX	[**]	[**]
Inv	International Equity Fund	WIEVX	[**]	[**]
I	International Equity Fund	WFISX	[**]	[**]
A	International Value Fund	WFFAX	[**]	[**]
Admin	International Value Fund	WFVDX	[**]	[**]
A	Large Cap Appreciation Fund	WFAPX	[**]	[**]
Admin	Large Cap Appreciation Fund	WFAKX	[**]	[**]
Inv	Large Cap Growth Fund	STRFX	[**]	[**]
A	Large Company Core Fund (formerly Growth and Income Fund)	SGNAX	[**]	[**]
Admin	Large Company Core Fund (formerly Growth and Income Fund)	SGIKX	[**]	[**]
Inv	Large Company Core Fund (formerly Growth and Income Fund)	SGRIX	[**]	[**]
I	Large Company Core Fund (formerly Growth and Income Fund)	SGNIX	[**]	[**]
A	Large Company Growth Fund	NVLAX	[**]	[**]
Admin	Large Company Growth Fund	NVLCX	[**]	[**]
Inv	Large Company Growth Fund	WFLZX	[**]	[**]
I	Large Company Growth Fund	WLCSX	[**]	[**]
Admin	Large Company Value Fund (formerly Dividend Income Fund)	WWIDX	[**]	[**]
Inv	Large Company Value Fund (formerly Dividend Income Fund)	SDVIX	[**]	[**]
Inv	Mid Cap Disciplined Fund	SMCDX	[**]	[**]
Admin	Mid Cap Disciplined Fund	WFMDX	[**]	[**]
I	Mid Cap Disciplined Fund	WFMIX	[**]	[**]
A	Mid Cap Growth Fund	WFMCX	[**]	[**]
Inv	Mid Cap Growth Fund	WFMZX	[**]	[**]
Inv	Mid Cap Growth Fund	WFMZX	[**]	[**]
A	Moderate Balanced Fund	WFMAX	[**]	[**]
Admin	Moderate Balanced Fund	NVMBX	[**]	[**]
Inv	Municipal Bond Fund	SXFIX	[**]	[**]
Class	Fund Name	Ticker	[**]	[**]
A	Municipal Bond Fund	WMFAX	[**]	[**]
A	Opportunity Fund	SOPVX	[**]	[**]
Inv	Opportunity Fund	SOPFX	[**]	[**]
Admin	Opportunity Fund	WOFDX	[**]	[**]
A	Short Duration Government Bond Fund	MSDAX	[**]	[**]

5

Admin	Short Duration Government Bond Fund	MNSGX	[**]	[**]
I	Short Duration Government Bond Fund	WSGIX	[**]	[**]
A	Short-Term Bond Fund	SSTVX	[**]	[**]
Inv	Short-Term Bond Fund	SSTBX	[**]	[**]
I	Short-Term Bond Fund	SSHIX	[**]	[**]
A	Short-Term High Yield Bond Fund	SSTHX	[**]	[**]
Inv	Short-Term High Yield Bond Fund	STHBX	[**]	[**]
A	Short-Term Municipal Bond Fund	WSMAX	[**]	[**]
Inv	Short-Term Municipal Bond Fund	STSMX	[**]	[**]
Inv	Small Cap Disciplined Fund	SCOVX	[**]	[**]
Admin	Small Cap Disciplined Fund	WFSDX	[**]	[**]
I	Small Cap Disciplined Fund	WFSSX	[**]	[**]
A	Small Cap Growth Fund	MNSCX	[**]	[**]
Admin	Small Cap Growth Fund	WMNIX	[**]	[**]
I	Small Cap Growth Fund	WFSIX	[**]	[**]
Admin	Small Cap Opportunities Fund	NVSOX	[**]	[**]
A	Small Cap Value Fund	SMVAX	[**]	[**]
Inv	Small Cap Value Fund	SSMVX	[**]	[**]
I	Small Cap Value Fund	WFSVX	[**]	[**]
A	Small Company Growth Fund	WFSAX	[**]	[**]
Admin	Small Company Growth Fund	NVSCX	[**]	[**]
A	Small Company Value Fund	SCVAX	[**]	[**]
Admin	Small Company Value Fund	SCVIX	[**]	[**]
Inv	Small/Mid Cap Value Fund	SMMVX	[**]	[**]
Admin	Small/Mid Cap Value Fund	WWMDX	[**]	[**]
A	Specialized Financial Services Fund	SIFEX	[**]	[**]
A	Specialized Technology Fund	WFSTX	[**]	[**]
A	Stable Income Fund	NVSAX	[**]	[**]
Admin	Stable Income Fund	NVSIX	[**]	[**]
A	Strategic Income Fund	SASAX	[**]	[**]
A	Total Return Bond Fund	MBFAX	[**]	[**]
Admin	Total Return Bond Fund	MNTRX	[**]	[**]
I	Total Return Bond Fund	MBFIX	[**]	[**]
A	U.S. Value Fund	WFUAX	[**]	[**]
Admin	U.S. Value Fund	SEQKX	[**]	[**]
A	Ultra Short-Term Income Fund	SADAX	[**]	[**]
Admin	Ultra Short-Term Income Fund	WUSDX	[**]	[**]
Inv	Ultra Short-Term Income Fund	STADX	[**]	[**]
I	Ultra Short-Term Income Fund	SADIX	[**]	[**]
Inv	Ultra Short-Term Municipal Income	SMUAX	[**]	[**]

6

Pensions – Innovator Eligible Funds ([**] bps)

Class	Fund Name	Ticker	Fee	Comments
Inv	Asia Pacific Fund	SASPX	[**]	[**]
A	C&B Mid Cap Value Fund	CBMAX	[**]	[**]
A	Capital Growth Fund	WFCGX	[**]	[**]
Inv	Capital Growth Fund	SLGIX	[**]	[**]
A	Common Stock Fund	SCSAX	[**]	[**]
Inv	Discovery Fund	STDIX	[**]	[**]
A	Dow Jones Target 2010 Fund	STNRX	[**]	[**]
A	Dow Jones Target 2020 Fund	STTRX	[**]	[**]
A	Dow Jones Target 2030 Fund	STHRX	[**]	[**]
A	Dow Jones Target 2040 Fund	STFRX	[**]	[**]
A	Dow Jones Target Today Fund	STWRX	[**]	[**]
Inv	Emerging Growth Fund	WFGTX	[**]	[**]
A	Emerging Markets Equity Fund (formerly Emerging Markets Focus Fund)	MFFAX	[**]	[**]
A	Endeavor Select Fund	STAEX	[**]	[**]
A	Enterprise Fund	SENAX	[**]	[**]
A	Equity Value Fund	SLVAX	[**]	[**]
Inv	Government Securities Fund	STVSX	[**]	[**]
A	Growth Fund	SGRAX	[**]	[**]
A	International Core Fund	WFIAX	[**]	[**]
A	International Equity Fund	SILAX	[**]	[**]
A	International Value Fund	WFFAX	[**]	[**]
A	Large Cap Appreciation Fund	WFAPX	[**]	[**]
Inv	Mid Cap Disciplined Fund	SMCDX	[**]	[**]
A	Mid Cap Growth Fund	WFMCX	[**]	[**]
A	Opportunity Fund	SOPVX	[**]	[**]
Inv	Small Cap Disciplined Fund	SCOVX	[**]	[**]
A	Small Cap Growth Fund	MNSCX	[**]	[**]
A	Small Company Growth Fund	WFSAX	[**]	[**]
Inv	Small/Mid Cap Value Fund	SMMVX	[**]	[**]
A	Strategic Income Fund	SASAX	[**]	[**]

7

Pensions – Eligible Funds ([**] bps)

Class	Fund Name	Ticker	Fee	Comments
Inv	C&B Large Cap Value Fund	CBEQX	[**]	[**]
Inv	C&B Mid Cap Value Fund	CBMDX	[**]	[**]
Inv	Enterprise Fund	SENTX	[**]	[**]
A	Government Securities Fund	SGVDX	[**]	[**]
A	Growth and Balanced Fund	WFGBX	[**]	[**]
Inv	Growth Fund	SGROX	[**]	[**]
A	Income Plus Fund	STYAX	[**]	[**]
A	Inflation-Protected Bond Fund	IPBAX	[**]	[**]
Inv	Large Cap Growth Fund	STRFX	[**]	[**]
A	Large Company Core Fund (formerly Growth and Income Fund)	SGNAX	[**]	[**]
Inv	Large Company Core Fund (formerly Growth and Income Fund)	SGRIX	[**]	[**]
A	Large Company Growth Fund	NVLAX	[**]	[**]
Inv	Opportunity Fund	SOPFX	[**]	[**]
A	Short Duration Government Bond Fund	MSDAX	[**]	[**]
A	Short-Term Bond Fund	SSTVX	[**]	[**]
Inv	Short-Term High Yield Bond Fund	STHBX	[**]	[**]
A	Small Cap Value Fund	SMVAX	[**]	[**]
A	Small Company Value Fund	SCVAX	[**]	[**]
A	Total Return Bond Fund	MBFAX	[**]	[**]
A	Ultra Short-Term Income Fund	SADAX	[**]	[**]

8

Additional Fund Availability – NRS

NRS may use the Institutional Class funds listed below, in addition to any of the funds listed elsewhere in this Exhibit C.

Class	Fund Name	Ticker	Fee	Comments
Institutional	C&B Large Cap Value Fund	CBLSX	[**]	[**]
Institutional	C&B Mid Cap Value Fund	CBMSX	[**]	[**]
Institutional	Capital Growth Fund	WWCIX	[**]	[**]
Institutional	Discovery Fund	WFDSX	[**]	[**]
Institutional	Endeavor Select Fund	WFCIX	[**]	[**]
Institutional	Enterprise Fund	WFEIX	[**]	[**]
Institutional	Equity Value Fund	WLVSX	[**]	[**]
Institutional	Government Securities Fund	SGVIX	[**]	[**]
Institutional	Growth Equity Fund	WGEIX	[**]	[**]
Institutional	Growth Fund	SGRNX	[**]	[**]
Institutional	High Income Fund	SHYYX	[**]	[**]
Institutional	Income Plus Fund	WIPIX	[**]	[**]
Institutional	International Equity Fund	WFISX	[**]	[**]
Institutional	International Value Fund	WFVIX	[**]	[**]
Institutional	Large Cap Appreciation Fund	WFASX	[**]	[**]
Institutional	Large Company Core Fund (formerly Growth and Income Fund)	SGNIX	[**]	[**]
Institutional	Large Company Growth Fund	WLCSC	[**]	[**]
Institutional	Mid Cap Disciplined Fund	WFMIX	[**]	[**]
Institutional	Short Duration Government Bond Fund	WSGIX	[**]	[**]
Institutional	Short-Term Bond Fund	SSHIX	[**]	[**]
Institutional	Small Cap Disciplined Fund	WFSSX	[**]	[**]
Institutional	Small Cap Growth Fund	WFSIX	[**]	[**]
Institutional	Small Cap Value Fund	WFSVX	[**]	[**]
Institutional	Small/Mid Cap Value Fund	WWMSX	[**]	[**]
Institutional	Dow Jones Target 2010 Fund	WFOAX	[**]	[**]
Institutional	Dow Jones Target 2015 Fund	WFSCX	[**]	[**]
Institutional	Dow Jones Target 2020 Fund	WFOBX	[**]	[**]
Institutional	Dow Jones Target 2025 Fund	WFTYX	[**]	[**]
Institutional	Dow Jones Target 2030 Fund	WFOOX	[**]	[**]
Institutional	Dow Jones Target 2035 Fund	WFQRX	[**]	[**]
Institutional	Dow Jones Target 2040 Fund	WFOSX	[**]	[**]
Institutional	Dow Jones Target 2045 Fund	WFQPX	[**]	[**]
Institutional	Dow Jones Target 2050 Fund	WFQFX	[**]	[**]
Institutional	Dow Jones Target Today Fund	WOTDX	[**]	[**]
Institutional	Total Return Bond Fund	MBFIX	[**]	[**]
Institutional	Ultra Short-Term Income Fund	SADIX	[**]	[**]

9

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EIGHTH AMENDMENT TO FUND AGREEMENT

This Eighth Amendment to Fund Agreement (“Amendment”) is made as of 26th day of July, 2010, by and among Nationwide Financial Services, Inc., (“NFS” or “Nationwide”), Wells Fargo Funds Management, LLC (“Advisor”) and Wells Fargo Funds Trust (the “Trust”) (the Advisor and the Trust collectively referred to as the “Wells Fargo Companies”). Reference is made to the Fund Agreement made as of July 1, 2003 between Nationwide, Adviser and the Trust, as amended by First Amendment to the Fund Agreement dated July 26, 2004, and by Second Amendment to the Fund Agreement dated April 19, 2006, and by Third Amendment to the Fund Agreement dated October 24, 2006, and by Fourth Amendment to the Fund Agreement dated August 1, 2007, and by Fifth Amendment to the Fund Agreement dated October 1, 2007, and by Sixth Amendment to the Fund Agreement dated April 24, 2009, and by Seventh Amendment to the Fund Agreement dated September 25, 2009, (together, the “Agreement”). All capitalized terms used in this Amendment and not defined herein shall have the same meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, Nationwide provides administrative and/or record keeping services to various Plans pursuant to the Agreement;

WHEREAS, the Funds are currently offered as investment options in Variable Products and Trust Accounts offered by Nationwide as funding vehicles to Plans pursuant to the Agreement;

WHEREAS, the parties desire to amend certain portions of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

1. The table set forth at the end of Exhibit C to the Agreement is hereby replaced in its entirety, as attached hereto.

2. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all together shall constitute one and the same instrument.

IN WITNESS WEREOF, the parties have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

By:

Name:	Steven D. Pierce

Title:	AVP, Operations and 3rd Party Relations

WELLS FARGO FUNDS MANAGEMENT, LLC
“Adviser”

By:

Name:

Title:

WELLS FARGO FUNDS TRUST
“Trust”

By:

Name:

Title:

2

EXHIBIT C

Funds & Fees

All Funds, and all classes thereof, for which WFFD acts as principal underwriter.

For the services provided by Nationwide, Nationwide shall receive consideration equal to the following annual rates:

Class Name	Shareholder Services Fee and/or 12b-1 Fee	Other Fee	Total Annual Rate
A/Investor—Equity	[**]	[**]	[**]
A/Investor—Fixed Income	[**]	[**]	[**]
Administrator—Equity	[**]	[**]	[**]
Administrator—Fixed Income	[**]	[**]	[**]
Institutional – Equity	[**]	[**]	[**]
Institutional—Fixed Income	[**]	[**]	[**]
R – Equity	[**]	[**]	[**]
R – Fixed Income	[**]	[**]	[**]

The below Funds/Classes are exceptions to the above recited Fee Table:

Fund Name/Share Class	Shareholder Services Fee and/or 12b-1 Fee	Other Fee	Annual Rate
Adjustable Rate Government Fund – A Share	[**]	[**]	[**]
C&B Large Cap Value Fund – A Share	[**]	[**]	[**]
C&B Large Cap Value Fund – Administrator Share	[**]	[**]	[**]
C&B Large Cap Value Fund – Institutional Share	[**]	[**]	[**]
C&B Mid Cap Value Fund – Administrator Share	[**]	[**]	[**]
C&B Mid Cap Value Fund – Institutional Share	[**]	[**]	[**]
Government Securities Fund – A Share	[**]	[**]	[**]
Government Securities Fund – Investor Share	[**]	[**]	[**]
High Income Fund- A Share	[**]	[**]	[**]
International Bond Fund – A Share	[**]	[**]	[**]
International Equity Fund – R Share	[**]	[**]	[**]
Money Market Funds	[**]	[**]	[**]
Total Return Bond Fund – A Share	[**]	[**]	[**]

*	Agreement excludes Index Funds, which will receive the standard servicing fee as outlined in the Fund(s)’ Prospectus(es).

Such annual rates shall be calculated based on the average daily net assets of each account holding Fund shares that are maintained by Company.

To the extent that Nationwide is entitled to receive consideration at an annual rate in excess of the standard servicing fee and/or Rule 12b-1 Plan payments as outlined in each Fund’s current Prospectus(es), Nationwide shall be responsible for submitting a monthly statement reflecting the estimated amount payable to Nationwide for such monthly payment.

3

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT

MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

NINTH AMENDMENT TO FUND AGREEMENT

This Ninth Amendment to Fund Agreement (“Amendment”) is effective as of December 3, 2012, by and among Nationwide Financial Services, Inc., (“NFS” or “Nationwide”), Wells Fargo Funds Management, LLC (“Advisor”) and Wells Fargo Funds Trust (the “Trust”) (the Advisor and the Trust collectively referred to as the “Wells Fargo Companies”). Reference is made to the Fund Agreement made as of July 1, 2003 between Nationwide, Adviser and the Trust, as amended (together, the “Agreement”). All capitalized terms used in this Amendment and not defined herein shall have the same meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, Nationwide provides administrative and/or record keeping services to various Plans pursuant to the Agreement;

WHEREAS, the Funds are currently offered as investment options in Variable Products and Trust Accounts offered by Nationwide as funding vehicles to Plans pursuant to the Agreement;

WHEREAS, the parties desire to amend the Notice information for Nationwide and replace the Funds and Fees table in Exhibit C of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

1. The Notice section of the Agreement is upgraded with the following information for Nationwide:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 1-12-101

Columbus, Ohio 43215

Attention: AVP, IMG External Funds Management Operations

2. The Funds and Fees table of Exhibit C to the Agreement is hereby replaced in its entirety as attached hereto. Payments recited for the R4 and R6 share classes, will be effective as of December 3, 2012. The payment exceptions for certain Institutional shares, as recited in Exhibit C will be effective as of June 1, 2013.

3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all together shall constitute one and the same instrument.

4. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WEREOF, the parties have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

By:
Name:	Steven D. Pierce
Title:	AVP, IMG External Funds
Management Operations

WELLS FARGO FUNDS MANAGEMENT, LLC
“Adviser”

By:
Name:	A. Erdem Cimen
Title:	Senior Vice President

WELLS FARGO FUNDS TRUST
“Trust”

By:
Name:	Andrew Owen
Title:	Assistant Secretary

2

EXHIBIT C

Funds & Fees

All Funds and all classes thereof, for which WFFD acts as principal underwriter.

Such annual rates shall be calculated based on the average daily net assets of each account holding Fund shares that are maintained by Company.

To the extent that Nationwide is entitled to receive consideration at an annual rate in excess of the standard servicing fee and/or Rule 12b-1 Plan payments as outlined in each Fund’s current Prospectus(es), Nationwide shall be responsible for submitting a monthly statement reflecting the estimated amount payable to Nationwide for such monthly payment.

For the services provided by Nationwide, Nationwide shall receive consideration equal to the following annual rates:

Class Name	Shareholder Servicing Fee and/or 12b-1 Fee	Other Fee	Total Annual Rate
A/Investor—Equity	[**]	[**]	[**]
A/Investor—Fixed Income	[**]	[**]	[**]
Administrator—Equity	[**]	[**]	[**]
Administrator—Fixed Income	[**]	[**]	[**]
Institutional —Equity	[**]	[**]	[**]
Institutional—Fixed Income	[**]	[**]	[**]
R – Equity	[**]	[**]	[**]
R – Fixed Income	[**]	[**]	[**]
R4 – Equity & Fixed Income[1]	[**]	[**]	[**]
R6 – Equity & Fixed Income[1]	[**]	[**]	[**]

[1]	This share class will initially be available for offer and sale by Nationwide on or about the open of business on December 3, 2012

3

EXHIBIT C (cont.)

The below Funds/Classes are exceptions to the above recited Fee Table:

Fund Name/Share Class	Shareholder Servicing Fee and/or 12b-1 Fee	Other Fee	Annual Rate
Adjustable Rate Government Fund – A Share	[**]	[**]	[**]
C&B Large Cap Value Fund – A Share	[**]	[**]	[**]
C&B Large Cap Value Fund – Administrator Share	[**]	[**]	[**]
C&B Large Cap Value Fund – Institutional Share	[**]	[**]	[**]
C&B Mid Cap Value Fund – Administrator Share	[**]	[**]	[**]
C&B Mid Cap Value Fund – Institutional Share	[**]	[**]	[**]
Government Securities Fund – A Share	[**]	[**]	[**]
Government Securities Fund – Investor Share	[**]	[**]	[**]
High Income Fund- A Share	[**]	[**]	[**]
International Bond Fund – A Share	[**]	[**]	[**]
International Equity Fund – R Share	[**]	[**]	[**]
Money Market Funds	[**]	[**]	[**]
Capital Growth Fund – Institutional Share[2]	[**]	[**]	[**]
Intrinsic Value Fund – Institutional Share[2]	[**]	[**]	[**]
Large Cap Growth Fund – Institutional Share[2]	[**]	[**]	[**]
Premier Large Company Growth Fund – Institutional Share[2]	[**]	[**]	[**]
Total Return Bond Fund – A Share	[**]	[**]	[**]

Agreement excludes Index Funds, which will receive the standard servicing fee as outlined in the Fund(s)’ Prospectus(es).

[2]	This fee exception is effective as of June 1, 2013.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT

MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

TENTH AMENDMENT TO FUND AGREEMENT

This Tenth Amendment to Fund Agreement (“Amendment”) is effective as of March 1, 2017, by and among Nationwide Financial Services, Inc., (“NFS” or “Nationwide”), Wells Fargo Funds Management, LLC (“Advisor”) and Wells Fargo Funds Trust (the “Trust”) (the Advisor and the Trust collectively referred to as the “Wells Fargo Companies”). Reference is made to the Fund Agreement made as of July 1, 2003 between Nationwide, Adviser and the Trust, as amended (together, the “Agreement”). All capitalized terms used in this Amendment and not defined herein shall have the same meanings ascribed to them in the Agreement.

WHEREAS, Nationwide, Adviser and the Trust entered into a Fund Agreement made as of July 1, 2003, as amended, (the “Agreement”), with respect to the offering of fund shares to Advisor’s clients (“Clients”);

WHEREAS, Wells Fargo Funds Distributor, LLC (“WFFD”), the principal underwriter of the Wells Fargo Funds is hereby added as a party to the Agreement. Advisor and WFFD shall together be referred to as “Wells Fargo”;

WHEREAS, The Trust is replaced by WFFD, as a party to Agreement;

WHEREAS, the parties desire to amend the Agreement; and

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

1.	The Notice section of the Agreement is upgraded with the following information for Nationwide:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 5-02-210A

Columbus, Ohio 43215

Attention: AVP, IMG External Funds Management Operations

2.	All references to the Trust are removed from the Agreement and replaced with WFFD or Wells Fargo, where applicable.

3.	Exhibit C to the Agreement is hereby reorganized into Exhibit C1, Exhibit C2 and Exhibit C3.

4.	The following section is hereby added to the Agreement:

“SET UP FEE

The Advisor recognizes that Nationwide incurs certain expenses relating to offering Funds through Nationwide Trust Company, FSB, (a division of Nationwide Bank). If the Company has Funds participating through Nationwide Trust Company, FSB, the Company agrees to pay a $1,500 set up fee, per fund. This fee does not apply to Funds participating in the Separate Accounts or the Custodial Accounts not offered through Nationwide Trust Company, FSB. Nationwide will invoice the Wells Fargo Companies for this fee.”

5.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all together shall constitute one and the same instrument.

6.	Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WEREOF, the parties have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

Steven D. Pierce, AVP-IMG External Funds Mgmt. Operations

WELLS FARGO FUNDS MANAGEMENT, LLC

Erdem Cimen, Senior Vice President & CFO

WELLS FARGO FUNDS DISTRIBUTOR, LLC

Wayne S. Badorf, President

EXHIBIT C

FEES FOR SERVICES

EXHIBIT C1

DISTRIBUTION AND SHAREHOLDER SERVICES

Nationwide acknowledges that the Funds have adopted shareholder servicing arrangements for various classes of their Shares, as described in the then-current Prospectus. Nationwide agrees to perform the following shareholder services. By Nationwide’s acceptance of any payments for shareholder services, Nationwide represents that it is providing to Clients the services listed below. Such services include, but are not limited to:

1.	Providing information to and answering inquiries from registered representatives and plan participants on investments in the Funds.

2.	Distribute Fund prospectuses, SAIs, and semi-annual and annual reports to prospective plan participants.

3.	Maintain customer privacy, security, and currency of information systems and other systems, including but not limited to:

a.	Advisor website and tools

b.	Customer relationship management systems

c.	Producer information data warehouses

d.	All licensing platforms

e.	Sales reporting

4.	Expenses relating to printing and distributing advertising, including but not limited to:

a.	Reports to prospective and current plan participants

b.	Marketing content to supplement the acquisition of new plan participants

c.	Product illustrations

d.	Sales literature

e.	Customer enrollment materials

f.	New product development and filing

5.	Providing personnel and communication equipment used in connection with the distribution or shareholder services provided.

6.	Furnishing the WFFD with records of sales, redemptions and repurchases of Shares for marketing/distribution purposes.

7.	Preparing reports for WFFD as shall reasonably be required by WFFD.

8.	Providing such other distribution services as WFFD may reasonably request.

9.	Expenses associated with educating and compensating registered representatives of broker dealers selling the contracts.

Wells Fargo Funds Share Class	Shareholder Servicing Fee*	12b-1 Fee*
A	[**]	[**]
Admin	[**]	[**]
Institutional	[**]	[**]
R	[**]	[**]
R4	[**]	[**]
R6	[**]	[**]

* The rates recited are current as of the date of this Agreement. Nationwide shall refer to the Fund(s)’ then current Prospectus(es) for the most current rates.

The compensation shall be payable monthly, provided that WFFD and/or Advisor shall not be required to pay Nationwide in any month that the total consideration payable to Nationwide under this Agreement does not exceed $50.

WELLS FARGO FUNDS MANAGEMENT, LLC

Erdem Cimen, Senior Vice President & CFO

WELLS FARGO FUNDS DISTRIBUTOR, LLC

Wayne S. Badorf, President

EXHIBIT C2

ADMINISTRATIVE SERVICE and FEES

Services Provided by Nationwide for Administrative Service Fees

Pursuant to the Agreement, Nationwide shall perform and incur expenses for all administrative services with respect to the Plans and their plan participants, including but not limited to, the following:

1.

Maintaining separate records for each plan participant, which shall reflect the Portfolio shares purchased and redeemed and Portfolio share balances of such plan participant. Nationwide will maintain a single master account with each Portfolio on behalf of plan participants and such account shall be in the name of Nationwide (or its designee) as record owner of shares owned by plan participants.

2.	Disbursing or crediting to plan participants all proceeds of redemptions of shares of the Portfolios and all dividends and other distributions not reinvested in shares of the Portfolios.

3.

Preparing and transmitting to plan participants, as required by law, periodic statements showing the total number of shares owned by plan participants as of the statement closing date, purchases and redemptions of Portfolio shares by the plan participants during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Portfolio shares), and such other information as may be required, from time to time, by plan participants.

4.	Preparing and filing tax documents as required by IRS tax regulations.

5.	Supporting and responding to service inquiries from plan participants.

6.	Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the Services for plan participants.

7.	Generating written confirmations and quarterly statements to plan participants.

8.

Distributing to plan participants, to the extent required by applicable law, Portfolios’ prospectuses, proxy materials, periodic fund reports to plan participants and other materials that the Portfolios are required by law or otherwise to provide to their plan participants.

9.	Transmitting purchase and redemption orders to the WFFD or its designee on behalf of the plan participants.

Wells Fargo Funds Share Class	Administrative Services Fee
A	[**]
Admin	[**]
Institutional	[**]
R	[**]
R4	[**]
R6	[**]
Money Market	[**]

Fees for Services

1.

In consideration for the services as described in Exhibits C1 and C2 to be provided by Nationwide to the Plans for the benefit of Wells Fargo, Wells Fargo will calculate and pay Nationwide Administrative Services Fees for the administrative services, and 12b-1 Fees and Shareholder Servicing Fees for the shareholder services and distribution services it provides (Administrative Services Fees, 12b-1 Fees and Shareholder Servicing Fees collectively referred to as, “Fees”). Wells Fargo will pay the Fees at an annualized rate equal to the rates in Exhibits C1 and C2 of the average daily net assets of each Fund held by the Separate Accounts and/or the Trust/Custodial Accounts during the period in which they were earned.

2.	The Fees will be paid to Nationwide as soon as practicable, but no later than 30 days after the end of the period in which they were earned. The Fees will be paid on a quarterly or monthly basis.

3.

If participant-level information is gathered and retained by Nationwide and there is an arrangement to pay per-participant fees, then no later than 10 days after the end of the period in which Fees are earned, Nationwide will send a statement to the Wells Fargo Companies indicating the number of plan participants in the Plans, and the average account size of such accounts. The average account size shall be calculated by dividing the average daily net assets, calculated as provided herein, by the number of plan participants in the Plans.

4.	Nationwide and Wells Fargo agree that the Fees described in this Agreement do not constitute payment in any manner for investment advisory services.

5.

The parties agree that Fees will be paid to Nationwide according to this Agreement with respect to each Fund as long as shares of such Fund are held by the Separate Accounts and/or the Trust/Custodial Accounts. Wells Fargo will pay Nationwide all fees for shares held up until any termination date. No fees will be paid to Nationwide on new assets held after termination.

WELLS FARGO FUNDS MANAGEMENT, LLC

Nancy A. Wiser, Executive Vice President

EXHIBIT C3

REVENUE SHARE

Nationwide agrees to provide marketing and sales support services to its clients. Payment for such services shall be made by the Advisor or an affiliate in amounts outlined below.

Nationwide agrees that the Advisor shall be responsible for any amount in excess of the standard shareholder servicing fee and/or 12b-1 fee or in excess of the maximum amounts payable under FINRA Rule 2341 and that the Funds shall have no responsibility to pay such fees. The actual amount payable as calculated by the Advisor ordinarily will be paid to Nationwide within 15 days of month end.

The Advisor and Nationwide hereby agree that Nationwide shall be entitled to receive additional compensation equal to the following rates:

Wells Fargo Funds Share Class	Revenue Share
A—Equity	[**]
A—Fixed Income	[**]
A – Adjustable Rate Government Fund	[**]
A – Core Bond Fund	[**]
A – Government Securities Fund	[**]
A- High Yield Bond Fund	[**]
A – International Bond Fund	[**]
Admin – Equity & Fixed Income	[**]
Institutional – Equity	[**]
Institutional – Capital Growth Fund	[**]
Institutional – Intrinsic Value Fund	[**]
Institutional – Large Cap Growth Fund	[**]
Institutional – Premier Large Company Growth Fund	[**]
Institutional – Fixed Income	[**]
R – Equity except International Equity Fund	[**]
R – Fixed Income & International Equity Fund	[**]
R4—Equity & Fixed Income	[**]
R6—Equity & Fixed Income	[**]
C&B Large Cap Value Fund	[**]
C&B Mid Cap Value Fund	[**]
Index Funds	[**]
Low Volatility U.S. Equity Fund	[**]
Money Market Funds	[**]

WELLS FARGO FUNDS MANAGEMENT, LLC

Erdem Cimen, Senior Vice President & CFO